       LEGG MASON
       INVESTORS TRUST, INC.
--------------------------------------------------------------------------------

       AMERICAN LEADING COMPANIES TRUST
       BALANCED TRUST
       U.S. SMALL-CAP VALUE TRUST




                         SEMI-ANNUAL REPORT TO SHAREHOLDERS
                         September 30, 2001
                         Institutional and Financial Intermediary Classes





                                [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's semi-annual report for the Institutional Class of American Leading Companies Trust and U.S. Small-Capitalization Value Trust, and for the Institutional and Financial Intermediary Classes of Balanced Trust.

  The following table summarizes key statistics for the respective classes of each Fund, as of September 30, 2001:

                                             3-Month             12-Month
                                         Total Return(A)      Total Return(A)
                                         ---------------      ---------------
American Leading Companies Trust
  Institutional Class                        -14.77%               N/A(B)
S&P 500 Stock Composite Index                -14.69%              -26.63%
Lipper Large-Cap Value Index(C)              -12.72%              -15.60%
Balanced Trust
  Institutional Class                         -7.10%               N/A(D)
  Financial Intermediary Class                -7.17%               N/A(D)
Lehman Brothers Intermediate
  Government/Credit Index(E)                  +4.60%              +12.90%
Lipper Balanced Fund Index(F)                 -7.58%              -10.33%
U.S. Small-Capitalization Value Trust
  Institutional Class                        -15.15%              +11.75%
Russell 2000 Index(G)                        -20.79%              -21.21%

On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

                                                  Sincerely,

                                                  /S/ EDWARD A. TABER III
                                                  Edward A. Taber, III
                                                  President

October 22, 2001

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

(B) American Leading Companies Institutional Class inception date: June 14,
    2001.

(C) Comprised of the 30 largest funds in the Lipper universe of large-cap value funds.

(D) Balanced Trust Institutional Class and Financial Intermediary Class inception date: March 16, 2001.

(E) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

(F) Comprised of the 30 largest funds in the Lipper universe of balanced funds.

(G) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

Portfolio Managers' Comments
American Leading Companies Trust

Market Commentary

  "Anthrax is not contagious, but fear is." So read the lead paragraph of a recent front page article in the New York Times. That about sums up the situation. Since the horrific events of September 11, we have been living in a state of high anxiety and great uncertainty. Many of our prior assumptions about our fundamental safety and security have been severely shaken, or completely turned on their heads. At present, uncertainty reigns. That is the main problem with the market, the economy, and for each of us as individuals, as consumers and as investors.

  So, what is to be done? First and foremost, at times of great uncertainty such as this, it is important to try to keep a cool head, and evaluate the situation as best we can. What do we know? We know that what we thought could not happen here, not only can happen, but did. We know that a small group of Islamic fundamentalists hates us with a ferocity that is hard for us to fathom, and that they are willing to die to kill us and destroy our way of life. We know, too, that our government and military have responded forcefully to these terrorist attacks and that Americans are united in support of these efforts in a way that they have not been since World War II.

  On the economic front, we know that an already weak economy has almost certainly been tipped into recession. We know that -- with rare exceptions -- corporate earnings will be very poor in the third and fourth quarters.

  Importantly, what we know, the market also knows and has probably already discounted. Legendary investor Warren Buffett has noted many times that, "You pay a high price for a cheery consensus." We are not exactly sure what the consensus outlook is currently, but it is hardly "cheery."

  Herein lies our dilemma as investors: Because we are human and buffeted (no pun intended) by the twin emotions of fear and greed, we feel most comfortable investing when the outlook appears good, and least comfortable investing when the outlook seems poor. Perversely, however, history suggests that we will achieve better long-term investment results by doing the opposite of what feels comfortable most of the time.

  In early 2000, buying stocks seemed like the most natural thing in the world to do. Companies were reporting record profits and sunny outlooks. Investors were making good money and had enjoyed exceptional returns for nearly a decade. Brokerage firm analysts and strategists were nearly unanimous in their bullish outlook. We all know what happened next. Comfortable as they might have been, most stock purchases in early 2000 have not worked out well, and some have been absolute disasters. Overall, the market is down about 30% since then.

  Contrast that time with this. The idea of committing new money to the market now makes most investors very uncomfortable. After all, corporate profits are weak and likely to get weaker before they get stronger. Stocks are at multi-year lows and caution is the watchword of the day at most brokerage houses. The same companies that only last year were confidently predicting several years of rapid growth, now seem to have no idea how their businesses will fare in the next three months.

  As an indication of the degree of pessimism that prevails currently, consider the following fact: September 2001 was the first month since December 1975 in which there were no Initial Public Offerings (IPOs) of stock. Repeat -- none, zero, zilch! That tells you something about how excited investors are to buy stocks. Counter-intuitively, it is in just such periods of pessimism that the best investment opportunities often emerge. We very much believe that the "uncomfortable" stock purchases of today could well become the investment successes of twelve to eighteen months from now.

Investment Results

  The total return for the American Leading Companies Trust Institutional Class from inception (June 14, 2001) to September 30, 2001, was -12.32%. Due to the limited operating history of the Institutional Class, the following chart compares, for illustrative purposes, the cumulative results for the Fund's Primary Class for the three-month, nine-month, one-year, three-year and five-year periods ended September 30, 2001, along with those of some representative benchmarks:

                             THREE      NINE        ONE       THREE      FIVE
                            MONTHS     MONTHS      YEAR       YEARS      YEARS
-------------------------------------------------------------------------------
American Leading
  Companies
  Institutional Class       -15.03%    -12.76%    -11.98%    +14.39%    +55.83%

S&P 500 Composite Index     -14.69%    -20.40%    -26.63%     +6.23%    +62.69%
Lipper Large-Cap Core
  Funds Index(A)            -14.29%    -20.97%    -27.89%     +6.12%    +52.77%
Lipper Large-Cap Value
  Funds Index(B)            -12.72%    -15.91%    -15.60%    +11.98%    +55.20%
Dow Jones Industrial
  Average                   -15.37%    -16.93%    -15.63%    +18.23%    +63.36%

  As the three-month numbers above reveal, it was a tough quarter all the way around. The funds that performed best in the quarter were those that were positioned most defensively. American Leading Companies performed about in line with the S&P 500 Index, the Dow Industrials and the Lipper Large-Cap Core Funds Index, but trailed its Large-Cap Value peers by about 230 basis points(C) in the quarter. The Fund typically remains more fully invested and invests more heavily in technology and telecom stocks than many other value funds. Both of these

---------------

(A) Comprised of the 30 largest funds in the Lipper universe of large-cap core funds.
(B) Comprised of the 30 largest funds in the Lipper universe of large-cap value funds.
(C) 100 basis points = 1%.

tendencies have been beneficial to long-term performance, but both hurt relative performance in the quarter. The Fund's year-to-date, one-year and three-year performance figures are quite favorable relative to its benchmarks and peer funds. The five-year figures show the Fund ahead of its core and value fund peers, but trailing the Dow Industrials and S&P 500 Index.

  The best performing groups in the third quarter were defense and defensive stocks. Anticipation of our nation's military response to the terrorist attacks boosted most defense stocks and made Northrop Grumman Corporation the strongest performer in the portfolio for the quarter. The market's pronounced weakness sparked investor interest in such traditionally defensive groups as Regional Bell Operating Companies (RBOCs), health care and consumer staples. This is well reflected in the Fund's best performing holdings, apart from Northrop Grumman, which included: SBC Communications, Wellpoint Health Networks, Sprint Corporation, Bristol-Myers Squibb Company, Kimberly-Clark Corporation, Johnson & Johnson, Health Net, UnitedHealth Group and Albertson's. Many of these stocks were laggards in the second quarter, when investors were looking for upside performance, rather than downside protection. Conversely, technology and consumer cyclical stocks which had been the strongest groups in the second quarter, were hardest hit in the third quarter. Consequently, the Fund's biggest laggards in the third quarter -- Gateway, Amazon.com, Nextel Communications, Tellabs, Unisys Corporation, Starwood Hotels & Resorts, AOL Time Warner, Lexmark International, Circuit City Stores and General Motors Corporation -- were heavily concentrated in these two groups. This quarterly migration of stocks and groups from strongest to weakest or weakest to strongest is actually rather typical of the way portfolios behave. A well-balanced portfolio needs different kinds of stocks for different kinds of markets -- some for playing offense and others for playing defense.

  During the quarter, we added only one new position, The Walt Disney Company, to the portfolio, while eliminating positions in four stocks: Applied Materials, RadioShack Corporation, Schering-Plough and Zimmer Holdings (a spin-off of Bristol-Myers Squibb). We purchased our Disney position late in the quarter when a large holder was forced to make a distress sale. As is our normal practice, we also added to and trimmed a number of positions in the quarter. On the buy side, our largest additions were in Circuit City Stores, Merck, Washington Mutual, Wellpoint Health Networks, MGIC Investments, Nextel Communications and Nokia. On the sell side, our largest reductions were in Toys "R" Us, Republic Services, Waste Management, Eastman Kodak and Gateway. For the latest twelve months, our portfolio turnover has been a relatively moderate 31%. We estimate that our turnover in the latest quarter was even lower at about 25% on an annualized basis.

Outlook

  We are inclined to be more optimistic than most in the aftermath of the terrorist attacks. The clear negative economic implications of the attacks have galvanized policymakers and resulted in a strong fiscal and monetary response. Stimulus packages have already been approved for over $60 billion of federal spending, and additional tax cuts appear imminent. The Fed has cut rates an additional 100 basis points since September 11, bringing the total decline to 400 basis points for the year, and short rates to their lowest levels in almost 40 years. We believe the combination of these actions and those to come set the stage for a solid recovery no later than the second half of next year. With the Producer Price Index falling relative to the Consumer Price Index, and with energy prices falling, inflation looks set to decline to about 1.5% over the next year.

  By the second half of 2002, the economy should be growing again, inflation should be falling, earnings should be rising, and interest rates will likely be near today's levels. With share prices having already declined almost 20% this year on top of last year's 9% drop, and hovering at levels not seen since the lows of 1998, we believe the appropriate posture for investors is to be bullish.

  We are aware that many experienced investors and strategists have advocated caution in the aftermath of the terrorist attacks. They note correctly that we have never seen anything like this before, that confidence has been severely shaken and without it the economy will remain weak. They note too that there are no guarantees that the fiscal and monetary stimulus packages will work, and that this is a different kind of economic difficulty we are in, one driven by poor business fixed investment, and thus one not as easily susceptible to traditional remedies such as rate cuts.

  We agree with all of the premises, but disagree with the conclusion that investment caution is the proper posture. In our opinion, caution is warranted when share prices are high, profits are peaking, interest rates are rising, inflation is accelerating, stocks are at all-time highs and are overpriced according to historically reliable valuation models. As we noted above, that was the situation in March 2000. That was the time for caution.

  When profits and the economy are in the process of bottoming, when interest rates and inflation are falling, when volatility and pessimism are high, when share prices are at multi-year lows and valuation models indicate stocks are undervalued, then being bullish, not cautious, strikes us as the proper investment stance.

  As always, we appreciate your support and welcome your comments.

                                                            David E. Nelson, CFA
October 19, 2001
DJIA 9204.11

Balanced Trust

Equity Review

  Deteriorating corporate profits outweighed easier monetary policy during the last six months, as all major equity averages declined. The S&P 500 and Wilshire 5000(D) benchmarks each declined by approximately 10%, with half of the deterioration occurring after September 11, in the aftermath of the unforgettable terrorist attacks. The equity portion of the Balanced Trust fared slightly better than the averages. But our diversified and value-based approach provided less protection during the last six months, as the bear market impacted virtually all market sectors.

  Even before September 11, the economy seemed to be in recession. Disappointing corporate reports became routine throughout the summer, leading to predictable cutbacks in capital spending and employment. Consumer spending, the mainstay of the American economy, seemed to slow as falling equity prices and rising unemployment weighed on consumer confidence. Government statistics indicated that outstanding consumer credit declined during August, and the mid-year tax refund had little impact on spending. From where we sit, the events of September 11 didn't plunge the economy into recession, but rather intensified an already severe slowdown in all major Western economies.

  Focused execution is the best way to describe our equity management during this unparalleled period of world tragedy and economic uncertainty. We continued our longstanding emphasis on financially strong companies with sustainable competitive advantage, knowing that stock prices ultimately parallel fundamental business performance. Our value-based profile is manifested in the following statistics:

                                            Balanced Trust         S&P 500
                                              Companies             Index
--------------------------------------------------------------------------
5-YEAR AVERAGE ANNUAL RETURN ON EQUITY          23.1%              18.5%
First Call 5-Year Consensus Estimates:
  2002 P/E Multiple                              18.8               21.3
  Projected Earnings (Per-Share Growth)           14%                 7%

Source:  Baseline data as of October 16, 2001.

  The Fund had strong relative performance from a variety of companies during the last six months. McDonald's and PepsiCo were leaders in the consumer sector, while Texaco and TotalFinaElf handily outperformed in the energy sector. Declining interest rates generally buoyed our financial services companies, especially Fannie Mae and Charter One Financial, which capitalized on the wave of mortgage refinancing. Disappointments included energy service companies ENSCO International and Nabors Industries, which were sold during the period.

---------------

(D) Broad market representation index, measuring total return performance of all U.S.- headquartered equity securities with readily available price data.

  We selectively cut back some of our strongest performing stocks during the period, continuing our practice of managing risk through appropriate diversification. Partial sales of Anheuser-Busch, Martin Marietta Materials, Illinois Tool Works, Mellon Financial and Johnson & Johnson were completed during the period.

  We selectively made changes when relative valuations within an industry group were misaligned, usually a byproduct of short-term earnings momentum. For instance, Johnson & Johnson handily outperformed the health care sector in the first nine months of 2001, while Medtronic fell by more than 30% from its January high. With these excellent companies trading at comparable valuations despite Medtronic's superior growth rate, we cut back Johnson & Johnson and augmented our Medtronic position. Reversion to peer group mean performance has been a dynamic in evidence for much of the past year.

  The upheaval in the financial markets does not impact our continued focus on company fundamentals. We continue to believe that financial strength and competitive position, manifested in such measurements as free cash flow and return on equity, are the winning characteristics. No two business or market cycles are the same. Yet, in Darwinian fashion, the strongest companies always survive with enhanced competitive strength, ready to capitalize when conditions are favorable. We continue to invest under the premise that strength creates success.

Fixed Income Review

          "War involves in its progress such a train of unforeseen and unsupposed circumstances that no human being can calculate the end."

                                                    -- Thomas Paine, 1787

  The enormity of the tragic events of September 11, 2001, greatly affected the U.S. fixed income market. Most significant was the tragic loss of lives at several major fixed income trading firms. Added to this were the forced relocations of numerous firms whose offices had to be completely evacuated. As a result of these occurrences, to be frank, there essentially was no U.S. fixed income market for the last 20 days of the quarter. The market has since regained some of its former liquidity; however, the loss of human life and the devastation of Wall Street will never be restored. Prior to September 11, the economy was exhibiting signs of a slowdown, but there were also encouraging signs that the economy was trying to find a bottom. To date, short-term interest rates have been lowered nine times in this economic cycle, and with another decrease expected soon, it is likely that the recovery will be accelerated rather than postponed. In addition, tax rebates and bailouts, as well as other government spending programs, will all serve to ramp up economic activity in a meaningful fashion. "Pushing on a string" have been the watchwords of the more pessimistic forecasters; however, historically, when things looked the bleakest, the economy is typically at or near a bottom.

  One has to go back over 40 years to find 2-year Treasury yields at the level they are today, and, this is a condition that seems unlikely to persist. During the quarter, Treasury yields fell precipitously, with the yields on shorter-dated instruments declining approximately 130 basis points(E) and the yields on intermediate- to longer-term securities declining by approximately 75 basis points. In this flight to quality/panic environment, the only thing to have owned was U.S. Treasuries or Government Agencies. Since our Fund has been concentrating our asset allocation toward the "spread assets," i.e., mortgage-backed securities and corporate bonds, the fixed income portion of the Fund underperformed fairly significantly for the quarter. On the positive side, our maturity structure, which was a bullet structure, was additive to returns as were our holdings of U.S. Treasury zero coupon securities, which was the best performing sector for the period. While we were clearly wide of the mark in the third quarter, we believe that corporate bonds and mortgage securities should be strong performers over the next twelve months. While it is obviously very early to comment on the fourth quarter, so far this appears to be the case, with spread assets outperforming Treasuries over the past few weeks.

  During the quarter, we sold some of our shorter-term securities and increased our exposure to short-term corporate bonds and certain convertible securities, which we believe are significantly undervalued. While our "glass is half full" view of the economy was all wet, we believe better times lie ahead.

  As always, we will monitor the situation closely. We appreciate your continued confidence and trust.

                                                           James B. Hagerty, CFA
                                                        Peter A. Sorrentino, CFA
                                                            Dale H. Rabiner, CFA
October 19, 2001
DJIA 9204.11
              ---------------------------------------------------

U.S. Small-Cap Value Trust

  For the quarter, the Institutional Class of the portfolio decreased 15.2%, compared to -13.3% for the Russell 2000 Value,(F) -20.8% for the Russell 2000,(G) and -14.7% for the S&P 500. Year to date, the Class is up 3.8%, compared to -2.3% for the Russell 2000 Value, -15.4% for the Russell 2000, and -20.4% for the S&P 500.

  The September 11 terrorist attacks were a damaging blow to the American sense of well being as well as to our economy and financial markets. Prior to September, we were already experiencing a slowing economy that appeared prone to further deterioration. Declines in U.S. equity markets during early September reflected these economic concerns. While the attacks have deeply shaken the American public and our institutions, the events have, in many ways, revealed the country's

---------------

(E) 100 basis points = 1%.

(F) An index that measures the performance of those Russell 2000 companies with lower price- to-book ratios and lower forecasted growth values.

(G) An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

underlying strengths and stability. As one example, the U.S. equity markets were able to return to normal operations on September 17 despite the destruction in lower Manhattan and the personal losses suffered by so many who work in the markets. Although volume was quite heavy, the markets were able to re-open without any significant communication, trading, or settlement problems. Selling, which was quite fierce at times, dominated that first week of trading. However, in the last week of the month and into October, stocks have stabilized and erased much of those initial losses.

  We believe this resiliency will also be demonstrated in the inevitable economic recovery. The September terrorist attacks were indeed devastating and yet we do not believe they have damaged the core strength of the U.S. people, economy, or capital markets. The stock market has a long history of weathering political and economic crises and has always been able to keep functioning and fully recover. We also maintain our complete confidence in our focused small-cap value investment style and remain convinced of its effectiveness in these difficult times.

  All asset classes participated in the month's decline with small-caps, which had held up well earlier in the quarter, performing somewhat worse after September 11. The stocks that were off the most in the second half of the month included travel-related (airlines, hotels), consumer-oriented (retailers, autos, homebuilders, furniture), and economically sensitive (steels, manufacturing) stocks. During this period, financials (banks, REITs), utilities, and defense manufacturers all held up better than the overall market. Our portfolio was down more than the Russell 2000 Value in September primarily because we were overweighted in the poorly performing consumer goods and economically sensitives, and had below benchmark exposures in utilities and financials. These weightings were a key contributor to the portfolio's strong performance prior to September as the cyclical and consumer stocks rebounded in 2001 from exceptionally low valuations. We had been selling stocks in these two groups as they reached our sell targets based on valuation or capitalization and were moving into utilities and financials. However, we had not completed this move by mid-September.

  With the sharp valuation shifts produced by September's market activity, our investment discipline has led us back to retailers, manufacturers, and consumer goods companies that once again have attractive valuations. We continue to increase our energy weighting as these stocks fall in anticipation of lower oil and natural gas demand. We also continue to reduce our technology holdings as many of these stocks have experienced strong price gains since purchase, even as their earnings have declined.

  On September 11, economic activity slowed dramatically and has only gradually recovered. As a result, the U.S. may have entered a recession -- a period of declining economic production. In response, central banks in the U.S. and around the world, which were already easing prior to September, aggressively accelerated their monetary stimulus. This stimulus and the resulting decline in interest rates, combined with lower oil prices and an upturn in the inventory cycle, could be the catalysts for economic recovery in 2002. In periods of economic recovery, equities historically have moved sharply higher with small and value stocks often leading the rally. In fact, the stock market rebound has usually occurred well before evidence of economic recovery appears. This historical experience, coupled with the still attractive valuations for small-cap value stocks, lead us to be optimistic for the portfolio going forward.

  As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

                                                                   Henry F. Otto
                                                             Steven M. Tonkovich
October 19, 2001
DJIA 9204.11

Performance Information
Legg Mason Investors Trust, Inc.

Total Returns for One Year, Three Years and Life of Class, as of September 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services Fund is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares:
Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services Fund also offers an additional class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of those classes.

  The Funds' total returns as of September 30, 2001, were as follows:

                                              American Leading   Balanced   U.S. Small-Cap
                                              Companies Trust     Trust      Value Trust
------------------------------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                                         N/A            N/A        +11.75%
    Three Years                                      N/A            N/A         +6.17%
    Life of Class(A)                                 N/A            N/A         -1.42%
  Financial Intermediary Class:
    Life of Class(B)                                 N/A            N/A           N/A
Cumulative Total Return
  Institutional Class:
    One Year                                         N/A            N/A        +11.75%
    Three Years                                      N/A            N/A        +19.66%
    Life of Class(A)                              -12.32%         -3.92%        -4.59%
  Financial Intermediary Class:
    Life of Class(B)                                 N/A          -4.08%          N/A
------------------------------------------------------------------------------------------

(A)   Institutional Class inception dates are:
       American Leading Companies Trust -- June 14, 2001
       Balanced Trust -- March 16, 2001
       U.S. Small-Cap Value Trust -- June 19, 1998
(B)   Balanced Trust Financial Intermediary Class inception date is March 16,
      2001.
N/A -- Not applicable.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE (A)

 Strong performers for the 3rd quarter 2001(B)
-----------------------------------------------
 1.   Northrop Grumman Corporation      +26.1%
 2.   SBC Communications Inc.           +17.6%
 3.   Wellpoint Health Networks Inc.    +15.8%
 4.   Sprint Corporation                +12.4%
 5.   Bristol-Myers Squibb Company      +11.6%
 6.   Kimberly-Clark Corporation        +10.9%
 7.   Johnson & Johnson                 +10.8%
 8.   Health Net Inc.                   +10.5%
 9.   UnitedHealth Group
       Incorporated                      +7.7%
10.   Albertson's, Inc.                  +6.3%
 Weak performers for the 3rd quarter 2001(B)
-----------------------------------------------
 1.   Gateway, Inc.                     -66.9%
 2.   Amazon.com, Inc.                  -57.8%
 3.   Nextel Communications, Inc.       -50.6%
 4.   Tellabs, Inc.                     -49.0%
 5.   Unisys Corporation                -41.1%
 6.   Starwood Hotels & Resorts
       Worldwide, Inc.                  -41.0%
 7.   AOL Time Warner Inc.              -37.6%
 8.   Lexmark International, Inc.       -33.5%
 9.   Circuit City Stores - Circuit
       City Group                       -33.3%
10.   General Motors Corporation        -33.3%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2001
----------------------------------------------
The Walt Disney Company
 Securities sold during the 3rd quarter 2001
----------------------------------------------
Applied Materials, Inc.
RadioShack Corporation
Schering-Plough Corporation
Zimmer Holdings, Inc.

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the 3rd quarter 2001(B)
----------------------------------------------
 1.   Johnson & Johnson               +10.8%
 2.   United States Treasury
       STRIPS, 11/15/05                +7.0%
 3.   Guidant Corporation              +6.9%
 4.   United States Treasury
       STRIPS, 5/15/06                 +6.5%
 5.   United States Treasury
       STRIPS, 8/15/05                 +6.1%
 6.   United States Treasury Notes,
       6%, 8/15/09                     +4.8%
 7.   Gap Incorporated, 6.9%,
       9/15/07                         +4.6%
 8.   United States Treasury Notes,
       6.5%, 10/15/06                  +4.5%
 9.   Fannie Mae, 6.77%, 9/1/05        +4.5%
10.   Merck & Co., Inc.                +4.2%
 Weak performers for the 3rd quarter 2001(B)
----------------------------------------------
 1.   Sun Microsystems, Inc.          -47.4%
 2.   Applied Materials, Inc.         -42.1%
 3.   AOL Time Warner Inc.            -37.6%
 4.   The Walt Disney Company         -35.5%
 5.   Broadwing Inc.                  -34.2%
 6.   Intel Corporation               -30.1%
 7.   Microsoft Corporation           -29.9%
 8.   Mellon Financial Corporation    -29.7%
 9.   Dell Computer Corporation       -29.1%
10.   J.P. Morgan Chase & Co.         -23.4%

(A) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2001
----------------------------------------------
AOL Time Warner Inc., Cv., 0%, due 12/6/19
Enron Corporation, Cv., 0%, due 2/7/21
Government National Mortgage Association,
 7%, 2/15/28 to 8/15/29
PepsiCo, Inc.
SBC Communications Inc.
The PMI Group, Inc.
Union Pacific Corporation, 6.34%, 11/25/03
United States Treasury STRIPS, 8/15/05
Securities sold during the 3rd quarter 2001
-------------------------------------------
Abbott Laboratories
Blackrock North American Government Income
 Trust, Inc.
ENSCO International Incorporated
Fannie Mae, 5.125%, 2/13/04
Ford Motor Company
Government National Mortgage Association,
 6%, 3/15/29
Hewlett-Packard Company, 7.15%, 6/15/05
Nabors Industries, Inc.
Union Pacific Corporation, 5.78%, 10/15/01
United States Treasury Notes, 5.5%, 2/28/03
United States Treasury Notes, 5.25%,
 8/15/03
Waste Management Inc., 4%, 2/1/02
WorldCom, Inc. - WorldCom Group

U.S. Small-Capitalization Value Trust

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the 3rd quarter 2001(B)
----------------------------------------------
 1.   PrimeSource Corporation         +151.9%
 2.   Medical Action Industries
       Inc.                           +103.1%
 3.   Allied Research Corporation      +93.9%
 4.   Radiologix, Inc.                 +91.8%
 5.   Global Imaging Systems, Inc.     +66.6%
 6.   Flagstar Bancorp, Inc.           +65.8%
 7.   TransTechnology Corporation      +57.1%
 8.   Nash-Finch Company               +44.5%
 9.   Curative Health Services,
       Inc.                            +43.7%
10.   Ryan's Family Steak Houses,
       Inc.                            +39.8%
 Weak performers for the 3rd quarter 2001(B)
----------------------------------------------
 1.   Kellstrom Industries, Inc.       -79.3%
 2.   Koala Corporation                -74.3%
 3.   SLI, Inc.                        -68.6%
 4.   BMC Industries, Inc.             -66.0%
 5.   XeTel Corporation                -64.0%
 6.   All American Semiconductor,
       Inc.                            -61.8%
 7.   MasTec, Inc.                     -61.4%
 8.   ACT Manufacturing, Inc.          -59.4%
 9.   Dollar Thrifty Automotive
       Group, Inc.                     -58.5%
10.   Encompass Services
       Corporation                     -57.8%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2001
----------------------------------------------
Black Hills Corporation
C&D Technologies, Inc.
Cytec Industries Inc.
Forest Oil Corporation
NorthWestern Corporation
Payless ShoeSource, Inc.
Silicon Valley Bancshares
Stein Mart, Inc.
Unisource Energy Corporation
Vintage Petroleum, Inc.
 Securities sold during the 3rd quarter 2001
----------------------------------------------
America West Holdings Corporation
Del Webb Corporation
Monaco Coach Corporation
Movie Gallery, Inc.
National City Bancorporation
NPC International, Inc.
Presidential Life Corporation
Springs Industries, Inc.
Tredegar Corporation
XTRA Corporation

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 2001 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.6%
Capital Goods -- 5.6%
 Aerospace/Defense -- 0.9%
 Northrop Grumman Corporation                                        48       $  4,848
                                                                              --------
 Electrical Equipment -- 0.9%
 General Electric Company                                            65          2,418
 Koninklijke (Royal) Philips Electronics N.V.                       118          2,277
                                                                              --------
                                                                                 4,695
                                                                              --------
 Waste Management -- 3.8%
 Republic Services, Inc.                                            147          2,377(A)
 Waste Management Inc.                                              652         17,434
                                                                              --------
                                                                                19,811
                                                                              --------
Communications Services -- 7.9%
 Telecommunications (Cellular/Wireless) -- 1.4%
 Nextel Communications, Inc.                                        845          7,301(A)
                                                                              --------
 Telecommunications (Long Distance) -- 2.5%
 Sprint Corporation                                                 420         10,084
 WorldCom, Inc. - WorldCom Group                                    200          3,008(A)
                                                                              --------
                                                                                13,092
                                                                              --------
 Telephone -- 4.0%
 ALLTEL Corporation                                                 185         10,721
 SBC Communications Inc.                                             85          4,005
 Verizon Communications Inc.                                        115          6,223
                                                                              --------
                                                                                20,949
                                                                              --------
Consumer Cyclicals -- 12.5%
 Automobiles -- 1.6%
 Ford Motor Company                                                 221          3,840
 General Motors Corporation                                         100          4,273
                                                                              --------
                                                                                 8,113
                                                                              --------
 Lodging/Hotels -- 0.8%
 Starwood Hotels & Resorts Worldwide, Inc.                          200          4,400
                                                                              --------
 Retail (Computers and Electronics) -- 1.9%
 Circuit City Stores - Circuit City Group                           818          9,810
                                                                              --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Retail (Department Stores) -- 2.9%
 The May Department Stores Company                                  525       $ 15,236
                                                                              --------
 Retail (General Merchandise) -- 0.7%
 Wal-Mart Stores, Inc.                                               69          3,430
                                                                              --------
 Retail (Home Shopping) -- 0.1%
 Amazon.com, Inc.                                                   120            716(A)
                                                                              --------
 Retail (Specialty-Apparel) -- 3.9%
 The TJX Companies, Inc.                                            620         20,398
                                                                              --------
 Retail (Specialty) -- 0.6%
 Toys "R" Us, Inc.                                                  175          3,015(A)
                                                                              --------
Consumer Staples -- 10.6%
 Distributors (Food and Health) -- 0.6%
 McKesson HBOC, Inc.                                                 80          3,023
                                                                              --------
 Entertainment -- 3.4%
 AOL Time Warner Inc.                                               480         15,888(A)
 The Walt Disney Company                                            100          1,862
                                                                              --------
                                                                                17,750
                                                                              --------
 Household Products (Non-Durables) -- 0.6%
 Kimberly-Clark Corporation                                          45          2,790
                                                                              --------
 Personal Care -- 0.4%
 Avon Products, Inc.                                                 47          2,155
                                                                              --------
 Restaurants -- 0.5%
 McDonald's Corporation                                             100          2,714
                                                                              --------
 Retail (Food Chains) -- 5.1%
 Albertson's, Inc.                                                  540         17,216
 The Kroger Co.                                                     380          9,363(A)
                                                                              --------
                                                                                26,579
                                                                              --------

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Financials -- 31.8%
 Banks (Major Regional) -- 5.7%
 Bank One Corporation                                               520       $ 16,364
 FleetBoston Financial Corporation                                  300         11,025
 Mellon Financial Corporation                                        77          2,496
                                                                              --------
                                                                                29,885
                                                                              --------
 Banks (Money Center) -- 7.2%
 Bank of America Corporation                                        198         11,569
 Lloyds TSB Group plc                                             2,702         25,817
                                                                              --------
                                                                                37,386
                                                                              --------
 Financial (Diversified) -- 8.1%
 Citigroup Inc.                                                     442         17,901
 Fannie Mae                                                         124          9,927
 J.P. Morgan Chase & Co.                                            420         14,343
                                                                              --------
                                                                                42,171
                                                                              --------
 Insurance (Life/Health) -- 1.9%
 UnumProvident Corporation                                          400         10,100
                                                                              --------
 Insurance (Property/Casualty) -- 2.5%
 MGIC Investment Corporation                                        200         13,068
                                                                              --------
 Insurance (Multi-Line) -- 1.6%
 Berkshire Hathaway Inc. - Class B                                    4          8,272(A)
                                                                              --------
 Savings and Loan Companies -- 4.8%
 Washington Mutual, Inc.                                            645         24,820
                                                                              --------
Health Care -- 12.4%
 Health Care (Diversified) -- 2.7%
 Bristol-Myers Squibb Company                                       133          7,390
 Johnson & Johnson                                                  118          6,537
                                                                              --------
                                                                                13,927
                                                                              --------
 Health Care (Drugs/Major Pharmaceuticals) -- 1.8%
 Merck & Co., Inc.                                                  140          9,324
                                                                              --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Health Care -- Continued
 Health Care (Managed Care) -- 7.9%
 Health Net Inc.                                                    827       $ 15,900(A)
 UnitedHealth Group Incorporated                                    248         16,459
 Wellpoint Health Networks Inc.                                      80          8,732(A)
                                                                              --------
                                                                                41,091
                                                                              --------
Technology -- 17.8%
 Communications Equipment -- 2.1%
 Motorola, Inc.                                                     230          3,588
 Nokia Oyj - ADR                                                    250          3,913
 Tellabs, Inc.                                                      350          3,458(A)
                                                                              --------
                                                                                10,959
                                                                              --------
 Computers (Hardware) -- 8.1%
 Dell Computer Corporation                                          753         13,953(A)
 Gateway, Inc.                                                      730          3,979(A)
 International Business Machines Corporation                        265         24,459
                                                                              --------
                                                                                42,391
                                                                              --------
 Computers (Peripherals) -- 1.9%
 Lexmark International, Inc.                                        216          9,657(A)
                                                                              --------
 Computers (Software/Services) -- 1.9%
 Microsoft Corporation                                               50          2,533(A)
 Unisys Corporation                                                 860          7,448(A)
                                                                              --------
                                                                                 9,981
                                                                              --------
 Electronics (Semiconductors) -- 1.0%
 Intel Corporation                                                  249          5,096
                                                                              --------
 Photography/Imaging -- 2.8%
 Eastman Kodak Company                                              444         14,450
                                                                              --------
Total Common Stock and Equity Interests (Identified
 Cost -- $442,589)                                                             513,403
--------------------------------------------------------------------------------------

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Repurchase Agreements -- 0.8%
Goldman, Sachs & Company
 3.35%, dated 9/28/01, to be repurchased at $2,024 on
 10/1/01 (Collateral: $2,024 Freddie Mac mortgage-backed
 securities, 7%, due 8/1/27, value $2,075)                      $ 2,024       $  2,024
J.P. Morgan Chase & Co.
 3.3%, dated 9/28/01, to be repurchased at $2,024 on 10/1/01
 (Collateral: $2,024 Freddie Mac mortgage-backed securities,
 6.375%, due 11/15/03, value $2,064)                              2,023          2,023
                                                                              --------
Total Repurchase Agreements (Identified Cost -- $4,047)                          4,047
--------------------------------------------------------------------------------------
Total Investments -- 99.4% (Identified Cost -- $446,636)                       517,450
Other Assets Less Liabilities -- 0.6%                                            3,104
                                                                              --------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
 30,678 Primary Class shares outstanding                       $448,188
   530 Institutional Class shares outstanding                     8,565
Accumulated net investment income/(loss)                         (1,452)
Accumulated net realized gain/(loss) on investments              (5,578)(B)
Unrealized appreciation/(depreciation) of investments            70,831
                                                               --------

NET ASSETS -- 100.0%                                                          $520,554
                                                                              ========
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                  $16.68
                                                                              ========
 INSTITUTIONAL CLASS                                                            $16.73
                                                                              ========
--------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Includes distributions in excess of tax basis net realized gain of $1,047.

See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 2001 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                              Shares/Par       Value
-------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 60.4%
Basic Materials -- 3.0%
 Construction and Building Materials -- 1.8%
 Martin Marietta Materials, Inc.                                    27        $ 1,056
                                                                              -------
 Paper and Forest Products -- 1.2%
 International Paper Capital Trust, Inc., Cv. Preferred             17            743
                                                                              -------
Capital Goods -- 5.9%
 Electrical Equipment -- 1.0%
 Emerson Electric Company                                           14            640
                                                                              -------
 Machinery (Diversified) -- 1.9%
 Dover Corporation                                                  38          1,144
                                                                              -------
 Manufacturing (Diversified) -- 3.0%
 Illinois Tool Works Inc.                                           14            758
 Tyco International Ltd.                                            23          1,046
                                                                              -------
                                                                                1,804
                                                                              -------
Communications Services -- 2.7%
 Telephone -- 2.7%
 Broadwing Inc.                                                     60            965(A)
 SBC Communications Inc.                                            14            659
                                                                              -------
                                                                                1,624
                                                                              -------
Consumer Cyclicals -- 5.0%
 Retail (Building Supplies) -- 1.0%
 The Home Depot, Inc.                                               16            629
                                                                              -------
 Retail (General Merchandise) -- 1.8%
 Target Corporation                                                 34          1,079
                                                                              -------
 Services (Commercial and Consumer) -- 2.2%
 Cintas Corporation                                                 12            484
 Convergys Corporation                                              32            874(A)
                                                                              -------
                                                                                1,358
                                                                              -------

                                                              Shares/Par       Value
-------------------------------------------------------------------------------------
Consumer Staples -- 9.5%
 Beverages (Alcoholic) -- 1.9%
 Anheuser-Busch Companies, Inc.                                     27        $ 1,131
                                                                              -------
 Distributors (Food and Health) -- 0.9%
 SYSCO Corporation                                                  20            511
                                                                              -------
 Entertainment -- 2.4%
 AOL Time Warner Inc.                                               33          1,092(A)
 The Walt Disney Company                                            20            373
                                                                              -------
                                                                                1,465
                                                                              -------
 Food -- 1.0%
 PepsiCo, Inc.                                                      13            630
                                                                              -------
 Restaurants -- 2.2%
 McDonald's Corporation                                             50          1,357
                                                                              -------
 Retail (Drug Stores) -- 1.1%
 CVS Corporation                                                    20            664
                                                                              -------
Energy -- 4.8%
 Oil (International Integrated) -- 4.8%
 BP Amoco Plc - ADR                                                 19            951
 Texaco Inc.                                                        12            780
 TotalFinaElf S.A. - ADR                                            18          1,216
                                                                              -------
                                                                                2,947
                                                                              -------
Financials -- 12.3%
 Banks (Major Regional) -- 1.2%
 Mellon Financial Corporation                                       22            711
                                                                              -------
 Consumer Finance -- 0.9%
 The PMI Group, Inc.                                                 9            530
                                                                              -------
 Financial (Diversified) -- 6.3%
 Chateau Communities, Inc.                                          18            530
 Citigroup Inc.                                                     47          1,903

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                              Shares/Par       Value
-------------------------------------------------------------------------------------
Financials -- Continued
 Financial (Diversified) -- Continued
 Fannie Mae                                                          9        $   745
 J.P. Morgan Chase & Co.                                            19            659
                                                                              -------
                                                                                3,837
                                                                              -------
 Insurance (Life/Health) -- 2.6%
 Jefferson-Pilot Corporation                                        18            779
 Lincoln National Corporation                                       18            816
                                                                              -------
                                                                                1,595
                                                                              -------
 Savings and Loan Companies -- 1.3%
 Charter One Financial, Inc.                                        27            771
                                                                              -------
Health Care -- 9.8%
 Health Care (Diversified) -- 3.3%
 Johnson & Johnson                                                  36          1,995
                                                                              -------
 Health Care (Drugs/Major Pharmaceuticals) -- 3.6%
 Merck & Co., Inc.                                                  24          1,599
 Pharmacia Corporation                                              15            608
                                                                              -------
                                                                                2,207
                                                                              -------
 Health Care (Medical Products and Supplies) -- 2.9%
 Biomet, Inc.                                                       10            298
 Guidant Corporation                                                10            385(A)
 Medtronic, Inc.                                                    24          1,044
                                                                              -------
                                                                                1,727
                                                                              -------
Technology -- 6.3%
 Computers (Hardware) -- 2.7%
 Dell Computer Corporation                                          51            948(A)
 International Business Machines Corporation                         6            517
 Sun Microsystems, Inc.                                             16            130(A)
                                                                              -------
                                                                                1,595
                                                                              -------
 Computers (Software/Services) -- 1.1%
 Microsoft Corporation                                              13            681(A)
                                                                              -------
 Electronics (Semiconductors) -- 1.8%
 Intel Corporation                                                  29            599
 Texas Instruments Incorporated                                     20            500
                                                                              -------
                                                                                1,099
                                                                              -------

                                         Rate       Maturity Date      Shares/Par       Value
----------------------------------------------------------------------------------------------
Technology -- Continued
 Equipment (Semiconductor) -- 0.7%
 Applied Materials, Inc.                                                     15        $   432(A)
                                                                                       -------
Transportation -- 1.1%
 Railroads -- 1.1%
 Union Pacific Corporation                                                   14            657
                                                                                       -------
Total Common Stocks and Equity Interests (Identified Cost -- $36,324)                   36,619
----------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 19.3%
Banking and Finance -- 5.6%
Associates Corporation of North
 America                                5.750%         11/1/03          $   500            521
Ford Motor Credit Company               6.875%          2/1/06              700            722
General Electric Capital Corporation    6.500%         12/10/07             820            878
General Motors Acceptance Corporation   5.750%         11/10/03             550            567
Merrill Lynch & Co., Inc.               6.000%         11/15/04             700            731
                                                                                       -------
                                                                                         3,419
                                                                                       -------
Computers (Software/Services) -- 0.9%
AOL Time Warner Inc., Cv.               0.000%         12/6/19            1,000            513(B)
                                                                                       -------
Consumer Services -- 1.4%
Procter & Gamble Company                6.600%         12/15/04             800            860
                                                                                       -------
Electronics (Semiconductors) -- 1.4%
Analog Devices Incorporated             4.750%         10/1/05              900            829
                                                                                       -------
Entertainment -- 1.2%
The Walt Disney Company                 5.125%         12/15/03             700            716
                                                                                       -------
Food -- 1.3%
Unilever Capital Corporation            6.875%         11/1/05              750            809
                                                                                       -------
Hotels and Restaurants -- 1.4%
Hilton Hotels Corp                      5.000%         5/15/06            1,000            875
                                                                                       -------
Machinery (Diversified) -- 0.6%
Caterpillar Financial Services          6.090%          3/1/04              325            340
                                                                                       -------
Media -- 1.2%
Tribune Company                         6.500%         7/30/04              700            722
                                                                                       -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                         Rate       Maturity Date      Shares/Par       Value
----------------------------------------------------------------------------------------------
Natural Gas -- 0.8%
Enron Corporation, Cv.                  0.000%          2/7/21          $   850        $   511(B)
                                                                                       -------
Oil (Domestic Integrated) -- 1.3%
Conoco Inc.                             5.900%         4/15/04              750            774
                                                                                       -------
Railroads -- 1.0%
Union Pacific Corporation               6.340%         11/25/03             550            575
                                                                                       -------
Retail (Specialty-Apparel) -- 1.2%
Gap Incorporated                        6.900%         9/15/07              725            741
                                                                                       -------
Total Corporate Bonds and Notes
 (Identified Cost -- $11,432)                                                           11,684
----------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 12.0%
Fixed-Rate Securities -- 8.5%
Fannie Mae                              6.500%         8/15/04              700            754
Fannie Mae                              7.125%         2/15/05              375            413
Fannie Mae                              6.770%          9/1/05              375            410
Federal Farm Credit Bank                5.000%         5/10/04              400            414
United States Treasury Notes            5.250%         5/15/04            1,000          1,053
United States Treasury Notes            6.500%         5/15/05              430            472
United States Treasury Notes            6.500%         10/15/06           1,000          1,113
United States Treasury Notes            6.000%         8/15/09              500            550
                                                                                       -------
                                                                                         5,179
                                                                                       -------
Stripped Securities -- 3.5%
United States Treasury STRIPS           0.000%         8/15/05            1,850          1,599(C)
United States Treasury STRIPS           0.000%         11/15/05             300            259(C)
United States Treasury STRIPS           0.000%         5/15/06              300            250(C)
                                                                                       -------
                                                                                         2,108
                                                                                       -------
Total U.S. Government and Agency
 Obligations (Identified Cost -- $6,862)                                                 7,287
----------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 6.3%
Fixed-Rate Securities -- 6.3%
Government National Mortgage
 Association                            6.000%    8/15/28 to 3/15/31      2,017          2,023
Government National Mortgage
 Association                            7.000%    2/15/28 to 3/15/31      1,759          1,827
                                                                                       -------
                                                                                         3,850
                                                                                       -------
Total U.S. Government Agency Mortgage-
 Backed Securities (Identified Cost -- $3,781)                                           3,850
----------------------------------------------------------------------------------------------

                                                                       Shares/Par       Value
----------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.5%
State Street Bank and Trust Company
 1.25%, dated 9/28/01, to be repurchased at $894 on 10/1/01
 (Collateral: $695 U.S. Treasury Bonds, 8.125%, due 8/15/19, value
 $912)                                                                  $   894        $   894
                                                                                       -------
Total Repurchase Agreements (Identified Cost -- $894)                                      894
----------------------------------------------------------------------------------------------
Total Investments -- 99.5% (Identified Cost -- $59,293)                                 60,334
Other Assets Less Liabilities -- 0.5%                                                      329
                                                                                       -------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to: 3,225 Primary Class shares
 outstanding                                                            $36,269
 2,572 Financial Intermediary Class shares outstanding                   20,054
    35 Institutional Class shares outstanding                               926
Undistributed net investment income/(loss)                                  210
Accumulated net realized gain/(loss) on investments, options and
 futures                                                                  2,163
Unrealized appreciation/(depreciation) of investments, options and
 futures                                                                  1,041
                                                                        -------

NET ASSETS -- 100.0%                                                                   $60,663
                                                                                       =======

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                          $10.41
                                                                                       =======
 FINANCIAL INTERMEDIARY CLASS                                                           $10.40
                                                                                       =======
 INSTITUTIONAL CLASS                                                                    $10.41
                                                                                       =======
----------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(C) STRIPS -- Separate Trading of Registered Interest and Principal of Securities. This security is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
September 30, 2001 (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.6%
Basic Materials -- 7.7%
 Agricultural Products -- 1.1%
 Standard Commercial Corporation                                      9       $    145
 The Anderson's Inc.                                                  6             53
 Universal Corporation                                               27            911
                                                                              --------
                                                                                 1,109
                                                                              --------
 Aluminum -- N.M.
 Commonwealth Industries, Inc.                                        8             34
                                                                              --------
 Chemicals -- 0.1%
 Aceto Corporation                                                    8             74
 Georgia Gulf Corporation                                             1              6
 Hawkins, Inc.                                                        3             23
                                                                              --------
                                                                                   103
                                                                              --------
 Chemicals (Specialty) -- 2.5%
 A. Schulman, Inc.                                                   14            147
 American Vanguard Corporation                                        1             18
 Bairnco Corporation                                                 10             58
 Cytec Industries Inc.                                               26            597(A)
 Ethyl Corporation                                                   58             51(A)
 International Specialty Products Inc.                               62            551(A)
 NL Industries, Inc.                                                 62            932
 Quaker Chemical Corporation                                          7            122
 USEC Inc.                                                            3             17
                                                                              --------
                                                                                 2,493
                                                                              --------
 Construction Materials -- 0.5%
 Oglebay Norton Company                                               3             49
 Texas Industries, Inc.                                              15            460
                                                                              --------
                                                                                   509
                                                                              --------
 Containers and Packaging (Paper) -- 0.5%
 Mail-Well, Inc.                                                     64            235(A)
 Northern Technologies International Corporation                      2             11
 Rock-Tenn Company                                                   22            241
                                                                              --------
                                                                                   487
                                                                              --------
 Paper and Forest Products -- 1.0%
 Baltek Corporation                                                   1              4(A)
 BCT International, Inc.                                              3              2(A)
 Buckeye Technologies Inc.                                           40            394(A)
 FiberMark, Inc.                                                      5             32(A)

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Basic Materials -- Continued
 Paper and Forest Products -- Continued
 Louisiana-Pacific Corporation                                       16       $    104
 Nortek, Inc.                                                        12            261(A)
 Pope & Talbot, Inc.                                                 11            134
 Workflow Management, Inc.                                           17             55(A)
                                                                              --------
                                                                                   986
                                                                              --------
 Steel Products -- 1.0%
 Commercial Metals Company                                           11            306
 Friedman Industries, Incorporated                                    5             11
 Maverick Tube Corporation                                           22            197(A)
 Quanex Corporation                                                  11            263
 Roanoke Electric Steel Corporation                                   3             30
 Steel Technologies Inc.                                              9             69
 Synalloy Corporation                                                 2              7
 Universal Stainless & Alloy Products, Inc.                           7             50(A)
 Worthington Industries, Inc.                                         5             55
                                                                              --------
                                                                                   988
                                                                              --------
 Steel (Producers) -- 1.0%
 AK Steel Holding Corporation                                        64            537
 Gibraltar Steel Corporation                                         11            162
 Northwest Pipe Company                                               6             82(A)
 Steel Dynamics, Inc.                                                30            297(A)
                                                                              --------
                                                                                 1,078
                                                                              --------
Capital Goods -- 18.1%
 Aerospace/Defense -- 0.8%
 Ducommun Incorporated                                               13            110(A)
 Kellstrom Industries, Inc.                                           8              3(A)
 Ladish Co., Inc.                                                     9             74(A)
 Precision Castparts Corp.                                           10            218
 Triumph Group, Inc.                                                  9            207(A)
 Woodward Governor Company                                            3            150
                                                                              --------
                                                                                   762
                                                                              --------
 Containers (Metal and Glass) -- 1.1%
 Ball Corporation                                                    14            827
 Silgan Holdings Inc.                                                15            274(A)
                                                                              --------
                                                                                 1,101
                                                                              --------
 Electrical Equipment -- 3.4%
 ACT Manufacturing, Inc.                                             22             98(A)
 A.O. Smith Corporation                                               9            156
 American Technical Ceramics Corp.                                   10             88(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Capital Goods -- Continued
 Electrical Equipment -- Continued
 Ault Incorporated                                                    3       $     10(A)
 AZZ Incorporated                                                     3             48
 Bel Fuse Inc.                                                        5            101
 Belden Inc.                                                         16            303
 Boston Acoustics, Inc.                                               4             41
 C&D Technologies, Inc.                                              34            624
 Cohu, Inc.                                                           2             34
 Herley Industries, Inc.                                              7             98(A)
 Koss Corporation                                                     2             83
 Lowrance Electronics, Inc.                                           2              4(A)
 MATEC Corporation                                                    3             12(A)
 Merix Corporation                                                   12            162(A)
 Park Electrochemical Corp.                                          15            331
 Rofin-Sinar Technologies, Inc.                                      13            100(A)
 SLI, Inc.                                                           20             51
 Spectrum Control, Inc.                                              16             73(A)
 Tech/Ops Sevcon, Inc.                                                1             12
 Technitrol, Inc.                                                    34            749
 XeTel Corporation                                                    8              8(A)
 Zomax Incorporated                                                  42            227(A)
                                                                              --------
                                                                                 3,413
                                                                              --------
 Engineering and Construction -- 1.5%
 Butler Manufacturing Company                                         7            158
 Comfort Systems USA, Inc.                                           10             31(A)
 Dycom Industries, Inc.                                              28            329(A)
 Encompass Services Corporation                                      83            313(A)
 Horizon Offshore, Inc.                                              15             92(A)
 Intergrated Electrical Services, Inc.                               30            162(A)
 MasTec, Inc.                                                        62            315(A)
 Meadow Valley Corporation                                            2              5(A)
 Noble International, Ltd.                                            5             23
 Perini Corporation                                                   4             27(A)
 URS Corporation                                                      5            108(A)
                                                                              --------
                                                                                 1,563
                                                                              --------
 Machinery (Diversified) -- 1.3%
 Cascade Corporation                                                  9             81(A)
 Columbus McKinnon Corporation                                       13            132
 Interlott Technologies, Inc.                                         6             27(A)
 Met-Pro Corporation                                                  7             72
 Milacron Inc.                                                       30            356
 Pitt-Des Moines, Inc.                                                2             67

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Capital Goods -- Continued
 Machinery (Diversified) -- Continued
 Raven Industries, Inc.                                               5       $     90
 Selas Corporation of America                                         4             14
 Shiloh Industries, Inc.                                              3              9(A)
 TB Wood's Corporation                                                4             36
 Tecumseh Products Company                                            6            259
 The Manitowoc Company, Inc.                                          7            170
                                                                              --------
                                                                                 1,313
                                                                              --------
 Manufacturing (Diversified) -- 4.1%
 Actuant Corporation                                                  2             29(A)
 Allied Research Corporation                                          6             99(A)
 Alpha Technologies Group, Inc.                                      10             39(A)
 Ampco-Pittsburgh Corporation                                         7             63
 Donnelly Corporation                                                 3             38
 Esterline Technologies Corporation                                  24            382(A)
 GenCorp Inc.                                                        25            286
 Griffon Corporation                                                 26            311(A)
 Kaman Corporation                                                   28            372
 Lawson Products, Inc.                                                6            141
 Myers Industries, Inc.                                               7             85
 NACCO Industries, Inc.                                               6            340
 National Service Industries, Inc.                                   13            275
 Penn Engineering & Manufacturing Corp.                              14            204
 Penn Engineering & Manufacturing Corp. - Class A                     9            128
 ROHN Industries, Inc.                                                1              1(A)
 Spartech Corporation                                                10            210
 Standex International Corporation                                   16            294
 Terex Corporation                                                   35            618(A)
 The First Years Inc.                                                 2             23
 The York Group, Inc.                                                 2             25(A)
 Trinity Industries, Inc.                                            11            234
                                                                              --------
                                                                                 4,197
                                                                              --------
 Manufacturing (Specialized) -- 2.5%
 Albany International Corp.                                           5             75(A)
 Astec Industries, Inc.                                              12            160(A)
 BMC Industries, Inc.                                                23             47
 Briggs & Stratton Corporation                                        7            215
 CTS Corporation                                                     17            244
 Fansteel Inc.                                                       11             32(A)
 Gehl Company                                                         4             47(A)
 Global Imaging Systems, Inc.                                         1             10(A)
 IKON Office Solutions, Inc.                                          1             11

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Capital Goods -- Continued
 Manufacturing (Specialized) -- Continued
 JLG Industries, Inc.                                                54       $    497
 Lincoln Electric Holdings, Inc.                                     22            484
 PrimeSource Corporation                                              7             74
 Regal-Beloit Corporation                                            10            181
 SPS Technologies, Inc.                                               4            124(A)
 York International Corporation                                      13            378
                                                                              --------
                                                                                 2,579
                                                                              --------
 Metals -- 1.1%
 Chase Industries, Inc.                                              11             98(A)
 General Cable Corporation                                           21            211
 Metals USA, Inc.                                                    25             35
 Mueller Industries Inc.                                             19            537(A)
 Wolverine Tube, Inc.                                                18            186(A)
                                                                              --------
                                                                                 1,067
                                                                              --------
 Office Equipment and Supplies -- 2.1%
 Ennis Business Forms, Inc.                                          21            181
 New England Business Service, Inc.                                  16            279
 The Standard Register Company                                       15            216
 United Stationers Inc.                                              24            720(A)
 Wallace Computer Services, Inc.                                     45            717
                                                                              --------
                                                                                 2,113
                                                                              --------
 Trucks and Parts -- 0.1%
 Collins Industries, Inc.                                             5             16
 Featherlite Inc.                                                     2              2(A)
 Supreme Industries, Inc.                                             9             29(A)
 Wabash National Corporation                                          6             38
                                                                              --------
                                                                                    85
                                                                              --------
 Waste Management -- 0.1%
 The IT Group, Inc.                                                  25            111(A)
                                                                              --------
Consumer Cyclicals -- 31.3%
 Auto Parts and Equipment -- 3.4%
 Applied Industrial Technologies, Inc.                               20            331
 ArvinMeritor, Inc.                                                  62            887
 Bandag, Incorporated                                                 4             99
 Bandag, Incorporated - Class A                                       4             84
 BorgWarner, Inc.                                                     9            351
 Cooper Tire & Rubber Company                                        53            750
 Dura Automotive Systems, Inc.                                       12             88(A)

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Auto Parts and Equipment -- Continued
 Edelbrock Corporation                                                2       $     21
 Gentek, Inc.                                                        17             57
 Intermet Corporation                                                15             42
 Midas, Inc.                                                         17            172
 R & B, Inc.                                                          6             17(A)
 Standard Motor Products, Inc.                                        1             14
 Strattec Security Corporation                                        2             66(A)
 TBC Corporation                                                     15            143(A)
 Tower Automotive, Inc.                                              50            358(A)
                                                                              --------
                                                                                 3,480
                                                                              --------
 Building Materials -- 1.7%
 Ameron International Corporation                                     3            167
 Centex Construction Products, Inc.                                  16            464
 Dal-Tile International Inc.                                         22            339(A)
 NCI Building Systems, Inc.                                          24            270(A)
 U. S. Concrete, Inc.                                                11             78(A)
 Universal Forest Products, Inc.                                     23            441
                                                                              --------
                                                                                 1,759
                                                                              --------
 Consumer (Jewelry, Novelties and Gifts) -- 1.9%
 American Greetings Corporation                                      76          1,010
 Department 56, Inc.                                                 17            106(A)
 Enesco Group, Inc.                                                   6             23(A)
 Lancaster Colony Corporation                                         9            244
 Movado Group, Inc.                                                  11            175
 Russ Berrie and Company, Inc.                                       14            373
                                                                              --------
                                                                                 1,931
                                                                              --------
 Electrical Equipment -- 0.1%
 The Lamson & Sessions Co.                                           18             71(A)
                                                                              --------
 Footwear -- 0.6%
 Brown Shoe Company, Inc.                                            23            256
 Deckers Outdoor Corporation                                         12             48(A)
 Kenneth Cole Productions, Inc.                                      15            187(A)
 Saucony, Inc.                                                        1              7(A)
 Steven Madden, Ltd.                                                  7             72(A)
 The Stride Rite Corporation                                         10             62
                                                                              --------
                                                                                   632
                                                                              --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Gaming, Lottery and Pari-Mutuel Companies -- 0.6%
 Aztar Corporation                                                   12       $    162(A)
 Black Hawk Gaming & Development Company, Inc.                        3             25(A)
 Boyd Gaming Corporation                                             27            121(A)
 Isle of Capri Casinos, Inc.                                         40            282(A)
 Lakes Gaming, Inc.                                                   8             42(A)
                                                                              --------
                                                                                   632
                                                                              --------
 Hardware and Tools -- 0.5%
 CompX International Inc.                                             5             53
 Park-Ohio Holdings Corp.                                             8             24(A)
 Q.E.P. Co., Inc.                                                     3              9(A)
 Questron Technology, Inc.                                           11             20(A)
 The Eastern Company                                                  4             54
 The L. S. Starrett Company                                           3             64
 The Toro Company                                                     5            198
 TransTechnology Corporation                                          3             40
                                                                              --------
                                                                                   462
                                                                              --------
 Homebuilding -- 4.3%
 Beazer Homes USA, Inc.                                               6            296(A)
 Crossmann Communities, Inc.                                          7            179
 DeWolfe Companies, Inc.                                              2             20
 Dominion Homes, Inc.                                                 4             36(A)
 Grubb & Ellis Company                                               16             55(A)
 Hovnanian Enterprises, Inc.                                         22            249(A)
 KB HOME                                                             48          1,349
 Kennedy-Wilson Incorporated                                          3             14(A)
 M/I Schottenstein Homes, Inc.                                        6            203
 Pulte Homes, Inc.                                                    8            236
 ResortQuest International, Inc.                                     19             56(A)
 Standard Pacific Corp.                                              23            441
 The Ryland Group, Inc.                                              12            548
 Trammell Crow Company                                               46            463(A)
 Trendwest Resorts, Inc.                                              8            204(A)
                                                                              --------
                                                                                 4,349
                                                                              --------
 Household Furnishings and Appliances -- 0.8%
 Bassett Furniture Industries, Incorporated                           4             57
 Bush Industries, Inc.                                               13            117
 Chromcraft Revington, Inc.                                           8             66(A)
 Falcon Products, Inc.                                                3             17
 Fedders Corporation                                                 15             59
 Flexsteel Industries, Inc.                                           5             55
 Furniture Brands International, Inc.                                15            283(A)

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Household Furnishings and Appliances -- Continued
 Interface, Inc.                                                     12       $     49
 La-Z-Boy Incorporated                                                3             42
 The Rowe Companies                                                   9             13
                                                                              --------
                                                                                   758
                                                                              --------
 Leisure Time (Products) -- 2.1%
 Arctic Cat, Inc.                                                     5             69
 Bally Total Fitness Holding Corporation                             38            762(A)
 Brass Eagle Inc.                                                     8             46(A)
 Coachmen Industries Inc.                                             9             79
 Equity Marketing, Inc.                                               5             69(A)
 GameTech International, Inc.                                        14             37(A)
 Handleman Company                                                   24            331(A)
 Huffy Corporation                                                   13             83(A)
 JAKKS Pacific, Inc.                                                 13            170(A)
 Johnson Outdoors Inc.                                                6             36(A)
 K2 Inc.                                                             11             67(A)
 Koala Corporation                                                    3              3(A)
 Rexhall Industries, Inc.                                             1              6(A)
 Steinway Musical Instruments, Inc.                                  11            158(A)
 Sturm, Ruger & Company, Inc.                                         9             92
 Thor Industries, Inc.                                                4            109
                                                                              --------
                                                                                 2,117
                                                                              --------
 Lodging/Hotels -- 0.5%
 MeriStar Hotels & Resorts, Inc.                                      2              1(A)
 Prime Hospitality Corp.                                             58            508(A)
 Suburban Lodges of America, Inc.                                     1              7(A)
                                                                              --------
                                                                                   516
                                                                              --------
 Publishing -- N.M.
 Courier Corporation                                                  2             49
                                                                              --------
 Retail (Building Supplies) -- 0.7%
 Building Materials Holding Corporation                              12            170(A)
 Hughes Supply, Inc.                                                 18            410
 Tractor Supply Company                                               7            141(A)
                                                                              --------
                                                                                   721
                                                                              --------
 Retail (Computers and Electronics) -- 0.1%
 REX Stores Corporation                                               8            113(A)
                                                                              --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Retail (Department Stores) -- 0.1%
 Gottschalks Inc.                                                    16       $     40(A)
 The Bon-Ton Stores, Inc.                                            16             35(A)
                                                                              --------
                                                                                    75
                                                                              --------
 Retail (Discounters) -- 0.9%
 Duckwall-ALCO Stores, Inc.                                           4             25(A)
 ShopKo Stores, Inc.                                                 34            278(A)
 Stein Mart, Inc.                                                    53            434(A)
 The Dress Barn, Inc.                                                 7            149(A)
                                                                              --------
                                                                                   886
                                                                              --------
 Retail (Home Shopping) -- 0.3%
 Blair Corporation                                                    7             99
 PC Connection, Inc.                                                 21            159(A)
 Spiegel, Inc.                                                        4             28
                                                                              --------
                                                                                   286
                                                                              --------
 Retail (Specialty-Apparel) -- 1.7%
 Burlington Coat Factory Warehouse Corporation                       57            808
 Charming Shoppes, Inc.                                               5             25(A)
 Gadzooks, Inc.                                                       3             36(A)
 S&K Famous Brands, Inc.                                              3             29(A)
 The Buckle, Inc.                                                    21            341(A)
 The Cato Corporation                                                20            298
 Wilsons The Leather Experts Inc.                                    20            181(A)
                                                                              --------
                                                                                 1,718
                                                                              --------
 Retail (Specialty) -- 4.9%
 A.C. Moore Arts & Crafts, Inc.                                       4             61(A)
 Brookstone, Inc.                                                    11            116(A)
 Cache, Inc.                                                          2              7(A)
 CSK Auto Corporation                                                24            149(A)
 Discount Auto Parts, Inc.                                           14            197(A)
 Finlay Enterprises, Inc.                                            13             97(A)
 First Cash, Inc.                                                     7             57(A)
 Friedman's, Inc.                                                    16            109
 Gart Sports Company                                                  4             52(A)
 Hancock Fabrics, Inc.                                                5             42
 Haverty Furniture Companies, Inc.                                   10            100
 Jo-Ann Stores, Inc.                                                  6             30(A)
 Lithia Motors, Inc.                                                 11            158(A)
 MarineMax, Inc.                                                     20            133(A)
 Payless ShoeSource, Inc.                                            26          1,419(A)
 Pier 1 Imports, Inc.                                                48            395

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Retail (Specialty) -- Continued
 Rush Enterprises, Inc.                                               5       $     25(A)
 Sharper Image Corporation                                            5             43(A)
 Shoe Carnival, Inc.                                                  4             40(A)
 Trans World Entertainment Corporation                               47            359(A)
 Travis Boats & Motors, Inc.                                          1              3(A)
 Ugly Duckling Corporation                                            8             22(A)
 United Auto Group, Inc.                                             11            178(A)
 Zale Corporation                                                    45          1,178(A)
                                                                              --------
                                                                                 4,970
                                                                              --------
 Services (Advertising/Marketing) -- N.M.
 Opinion Research Corporation                                         5             26(A)
                                                                              --------
 Services (Commercial and Consumer) -- 3.3%
 Ag Services of America, Inc.                                         6             72(A)
 Amerco                                                               8            151(A)
 Central Garden & Pet Company                                        16            131(A)
 Charles River Associates Incorporated                                6             98(A)
 Children's Comprehensive Services, Inc.                              5             24(A)
 Cornell Companies, Inc.                                              5             80(A)
 CPI Corporation                                                      5             76
 Dollar Thrifty Automotive Group, Inc.                               32            313(A)
 Exponent, Inc.                                                       8             83(A)
 Horizon Health Corporation                                           4             54(A)
 Insurance Auto Auctions, Inc.                                        6             76(A)
 Interpool, Inc.                                                     26            378
 Lennox International Inc.                                            6             56
 McGrath Rentcorp                                                    10            224
 Monro Muffler Brake, Inc.                                            5             63(A)
 National Equipment Services, Inc.                                    6             12(A)
 NCH Corporation                                                      6            243
 OrthAlliance, Inc.                                                  11             27(A)
 Refac                                                                3              8(A)
 Schlotzsky's, Inc.                                                   5             24(A)
 StarTek, Inc.                                                        5             84(A)
 Stewart Enterprises, Inc.                                           77            447(A)
 Sylvan, Inc.                                                         3             33(A)
 The Source Information Management Company                           15             52(A)
 Thomas Group, Inc.                                                   3             12(A)
 Traffix, Inc.                                                       19             77(A)
 United Rentals, Inc.                                                22            385(A)
                                                                              --------
                                                                                 3,283
                                                                              --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
 Textiles (Apparel) -- 2.8%
 Cherokee Inc.                                                       11       $     92(A)
 Cutter & Buck Inc.                                                   9             33(A)
 Decorator Industries, Inc.                                           2              5
 Garan, Incorporated                                                  4            129
 Gerber Childrenswear, Inc.                                           1              5(A)
 Haggar Corp.                                                         6             62
 Hartmarx Corporation                                                 3              7(A)
 Jos. A. Bank Clothiers, Inc.                                         7             33(A)
 Kellwood Company                                                    29            542
 Nautica Enterprises, Inc.                                           43            507(A)
 OshKosh B'Gosh, Inc.                                                 7            182
 Oxford Industries, Inc.                                              9            188
 Perry Ellis International, Inc.                                      8             55(A)
 Phillips-Van Heusen Corporation                                     36            353
 Quiksilver, Inc.                                                    15            186(A)
 Sport-Haley, Inc.                                                    3              8(A)
 Superior Uniform Group Inc.                                          8             73
 Tandy Brands Accessories, Inc.                                       6             33(A)
 Tropical Sportswear Int'l Corporation                                8            134(A)
 UniFirst Corporation                                                12            209
                                                                              --------
                                                                                 2,836
                                                                              --------
Consumer Staples -- 4.9%
 Beverages (Alcoholic) -- N.M.
 Todhunter International, Inc.                                        2             17(A)
                                                                              --------
 Distributors (Food and Health) -- 0.8%
 Allou Health & Beauty Care, Inc.                                     5             15(A)
 Cantel Medical Corp.                                                 1             10(A)
 D & K Healthcare Resources, Inc.                                     2             96
 Herbalife International, Inc.                                       17            170
 Nash-Finch Company                                                   5            177
 Nu Skin Enterprises, Inc.                                           43            337
 Suprema Specialties, Inc.                                            5             47(A)
                                                                              --------
                                                                                   852
                                                                              --------
 Food -- 0.2%
 John B. Sanfilippo & Son, Inc.                                       5             24(A)
 Pilgrim's Pride Corporation                                          7             92
 Pilgrim's Pride Corporation - Class A                                5             53
                                                                              --------
                                                                                   169
                                                                              --------

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Consumer Staples -- Continued
 Household Products (Non-Durables) -- 0.2%
 CPAC, Inc.                                                           4       $     22
 Craftmade International, Inc.                                        2             26
 Stepan Company                                                       7            132
                                                                              --------
                                                                                   180
                                                                              --------
 Housewares -- 0.5%
 American Biltrite, Inc.                                              3             27
 Applica Incorporated                                                 6             47(A)
 Associated Materials Incorporated                                    1             21
 Channell Commercial Corporation                                      5             17(A)
 Foamex International Incorporated                                   13             80(A)
 Ivex Packaging Corporation                                           4             73(A)
 Oneida Ltd.                                                          4             53
 Royal Appliance Mfg. Co.                                             7             31(A)
 Salton, Inc.                                                        13            114(A)
 Summa Industries                                                     5             46(A)
                                                                              --------
                                                                                   509
                                                                              --------
 Personal Care -- 0.3%
 Elizabeth Arden, Inc.                                                8            100(A)
 Nature's Sunshine Products, Inc.                                    13            153
                                                                              --------
                                                                                   253
                                                                              --------
 Restaurants -- 0.8%
 Ark Restaurants Corp.                                                3             19(A)
 Dave & Busters, Inc.                                                17             99(A)
 ELXSI Corporation                                                    3             17(A)
 Fresh Choice Incorporated                                            2              4(A)
 Frisch's Restaurants, Inc.                                           6             82
 Garden Fresh Restaurant Corp.                                        7             45(A)
 Morton's Restaurant Group, Inc.                                      3             25(A)
 Ryan's Family Steak Houses, Inc.                                    30            505(A)
                                                                              --------
                                                                                   796
                                                                              --------
 Retail (Food Chains) -- N.M.
 Marsh Supermarkets, Inc.                                             3             49
                                                                              --------
 Services -- 0.1%
 Correctional Services Corporation                                   13             29(A)
 Healthcare Services Group, Inc.                                      6             45(A)
                                                                              --------
                                                                                    74
                                                                              --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Consumer Staples -- Continued
 Services (Employment) -- 0.9%
 Butler International, Inc.                                           5       $      9(A)
 CDI Corp.                                                           11            170(A)
 Hall, Kinion & Associates, Inc.                                      5             23(A)
 Kelly Services, Inc.                                                 4             85
 Personal Group of America, Inc.                                     20             17(A)
 RCM Technologies, Inc.                                              14             52(A)
 RemedyTemp, Inc.                                                    10            114(A)
 Spherion Corporation                                                53            380(A)
 Volt Information Sciences, Inc.                                      3             41(A)
 Westaff, Inc.                                                       18             30(A)
                                                                              --------
                                                                                   921
                                                                              --------
 Specialty Printing -- 0.8%
 Cadmus Communications Corporation                                   10             88
 Consolidated Graphics, Inc.                                         12            200(A)
 John H. Harland Company                                              7            153
 Media Arts Group, Inc.                                              17             34(A)
 Outlook Group Corp.                                                  3             12(A)
 The Topps Company, Inc.                                             39            370(A)
                                                                              --------
                                                                                   857
                                                                              --------
 Tobacco -- 0.3%
 Schweitzer-Mauduit International, Inc.                              12            282
                                                                              --------
Energy -- 5.9%
 Oil (International Integrated) -- 0.7%
 Holly Corporation                                                   12            224
 Tesoro Petroleum Corporation                                        36            429(A)
                                                                              --------
                                                                                   653
                                                                              --------
 Oil and Gas (Drilling and Equipment) -- 0.2%
 Pride International, Inc.                                           23            235(A)
                                                                              --------
 Oil and Gas (Exploration and Production) -- 5.0%
 Adams Resources & Energy                                             5             34
 Berry Petroleum Company                                             25            380
 Callon Petroleum Company                                            21            142(A)
 Chesapeake Energy Corporation                                       47            265(A)
 Clayton Williams Energy, Inc.                                        8             73(A)
 Comstock Resources, Inc.                                            38            226(A)
 EnergySouth, Inc.                                                    3             59
 Equity Oil Company                                                  11             24(A)

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Energy -- Continued
 Oil and Gas (Exploration and Production) -- Continued
 Forest Oil Corporation                                              62       $  1,543(A)
 Giant Industries, Inc.                                               8             63(A)
 MarkWest Hydrocarbon, Inc.                                           7             48(A)
 Mercury Air Group, Inc.                                              8             39(A)
 Mission Resources Corporation                                       31            122(A)
 Penn Virginia Corporation                                            6            177
 Prize Energy Corporation                                            16            283
 The Meridian Resource Corporation                                   40            130(A)
 3TEC Energy Corporation                                              5             75(A)
 Vintage Petroleum, Inc.                                             81          1,290
 World Fuel Services Corporation                                      9             79
                                                                              --------
                                                                                 5,052
                                                                              --------
Financials -- 13.5%
 Banks (Major Regional) -- 4.0%
 ABC Bancorp                                                          3             36
 Allegiant Bancorp, Inc.                                              4             48
 AmeriServ Financial, Inc.                                           10             46
 Arrow Financial Corporation                                          3             84
 BancFirst Ohio Corp.                                                 3             64
 Bank of the Ozarks, Inc.                                             3             70
 BYL Bancorp                                                          2             31(A)
 California First National Bancorp                                    6             73
 Camden National Corporation                                          5             86
 Capital Crossing Bank                                                3             59(A)
 Community Bank System, Inc.                                          7            184
 Community Trust Bancorp, Inc.                                        1             31
 Corrus Bankshares, Inc.                                              9            405
 First Citizens Bancshares Inc.                                       6            466
 First Oak Brook Bancshares, Inc.                                     2             33
 1st Source Corporation                                              14            308
 First United Corporation                                             2             40
 GBC Bancorp                                                         11            343
 Granite State Bankshares, Inc.                                       1              9
 International Bancshares Corporation                                 8            289
 Merchants Bancshares, Inc.                                           3             92
 Pacific Crest Capital, Inc.                                          2             37
 Republic First Bancorp, Inc.                                         5             25(A)
 Silicon Valley Bancshares                                           27            539(A)
 Simmons First National Corporation                                   4            150
 The Trust Company of New Jersey                                     13            319

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Financials -- Continued
 Banks (Major Regional) -- Continued
 Three Rivers Bancorp, Inc.                                           5       $     53
 Yardville National Bancorp                                          10            116
                                                                              --------
                                                                                 4,036
                                                                              --------
 Consumer Finance -- 0.3%
 Advanta Corp.                                                       10             93
 American Business Financial Services, Inc.                           1             17
 Credit Acceptance Corporation                                        5             42(A)
 Onyx Acceptance Corporation                                          5             23(A)
 Union Acceptance Corporation                                         1              7(A)
 World Acceptance Corporation                                        16            110(A)
                                                                              --------
                                                                                   292
                                                                              --------
 Financial (Diversified) -- 1.5%
 Actrade Financial Technologies, Ltd.                                 6            107(A)
 DVI, Inc.                                                           10            168(A)
 ePlus inc.                                                           8             56(A)
 LandAmerica Financial Group, Inc.                                   24            798
 MicroFinancial Incorporated                                         17            228
 New Century Financial Corporation                                   13            122(A)
                                                                              --------
                                                                                 1,479
                                                                              --------
 Insurance Brokers -- 0.1%
 Healthcare Recoveries, Inc.                                         13             51(A)
 Interstate National Dealer Services, Inc.                            3             15(A)
                                                                              --------
                                                                                    66
                                                                              --------
 Insurance (Life/Health) -- 2.4%
 AmerUs Group Co.                                                    35          1,232
 Cotton States Life Insurance Company                                 8             74
 Delphi Financial Group, Inc.                                        21            703
 FBL Financial Group, Inc.                                           10            165
 National Western Life Insurance Company                              3            263(A)
 Standard Management Corporation                                     10             42(A)
                                                                              --------
                                                                                 2,479
                                                                              --------
 Insurance (Multi-Line) -- 0.1%
 Ceres Group, Inc.                                                   12             43(A)
 Universal American Financial Corp.                                  12             66(A)
                                                                              --------
                                                                                   109
                                                                              --------
 Insurance (Property/Casualty) -- 2.1%
 Bancinsurance Corporation                                            2             12(A)
 Donegal Group Inc. - Class A                                         4             50
 Donegal Group Inc. - Class B                                         2             23

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Financials -- Continued
 Insurance (Property/Casualty) -- Continued
 Merchants Group, Inc.                                                1       $     14
 Philadelphia Consolidated Holding Corp.                              4            139(A)
 SCPIE Holdings Inc.                                                  3             55
 State Auto Financial Corporation                                     3             40
 The Commerce Group, Inc.                                            39          1,494
 The Midland Company                                                  5            219
 The MIIX Group, Incorporated                                         4             40
 Vesta Insurance Group, Inc.                                          3             37
                                                                              --------
                                                                                 2,123
                                                                              --------
 Investment Banking/Brokerage -- 0.3%
 Southwest Securities Group, Inc.                                    15            262
 Stifel Financial Corp.                                               4             45
                                                                              --------
                                                                                   307
                                                                              --------
 Investment Management -- N.M.
 American Physicians Service Group, Inc.                              2              4(A)
                                                                              --------
 Savings and Loan Companies -- 2.7%
 Abington Bancorp, Inc.                                               1             16
 Alliance Bancorp of New England, Inc.                                1             12
 Banner Corporation                                                   1             26
 Camco Financial Corporation                                          9            111
 Dime Community Bancshares                                            3             72
 First Bell Bancorp, Inc.                                             6             80
 First Defiance Financial Corp.                                       6             80
 First Essex Bancorp, Inc.                                            2             58
 First Federal Bankshares Inc.                                        1              8
 First Mutual Bancshares, Inc.                                        5             63
 Flagstar Bancorp, Inc.                                              14            326
 GA Financial, Inc.                                                   4             56
 Hawthorne Financial Corporation                                      4             69(A)
 HMN Financial, Inc.                                                  3             45
 IBERIABANK Corporation                                               5            134
 ITLA Capital Corporation                                             7            148(A)
 Jacksonville Bancorp, Inc.                                           2             30
 Local Financial Corporation                                         11            140(A)
 MAF Bancorp, Inc.                                                    5            140
 Matrix Bancorp, Inc.                                                 8             75(A)
 MetroWest Bank                                                       4             47
 Parkvale Financial Corporation                                       6            132
 PennFed Financial Services, Inc.                                     3             63
 People's Bancshares, Inc.                                            4             52

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Financials -- Continued
 Savings and Loan Companies -- Continued
 PFF Bancorp, Inc.                                                   10       $    278
 Progress Financial Corporation                                       5             31
 St. Francis Capital Corporation                                      3             70
 Sterling Financial Corporation                                      10            151(A)
 Timberland Bancorp, Inc.                                             5             78
 Warren Bancorp, Inc.                                                 4             38
 WSFS Financial Corporation                                           9            147
                                                                              --------
                                                                                 2,776
                                                                              --------
Health Care -- 1.3%
 Health Care (Drugs/Major Pharmaceuticals) -- 0.1%
 Chattem, Inc.                                                        4             55(A)
 Hi-Tech Pharmacal Co., Inc.                                          2             14(A)
 USANA, Inc.                                                          3              5(A)
                                                                              --------
                                                                                    74
                                                                              --------
 Health Care (Long-Term Care) -- 0.3%
 Prime Medical Services, Inc.                                        20             90(A)
 Radiologix, Inc.                                                    15             88(A)
 Res-Care, Inc.                                                      12            106(A)
                                                                              --------
                                                                                   284
                                                                              --------
 Health Care (Managed Care) -- 0.6%
 IntegraMed America, Inc.                                             4             13(A)
 PacifiCare Health Systems, Inc.                                     44            549(A)
                                                                              --------
                                                                                   562
                                                                              --------
 Health Care (Medical Products and Supplies) -- 0.3%
 American Shared Hospital Services                                    3             11
 Candela Corporation                                                  9             46(A)
 Lakeland Industries, Inc.                                            1              9(A)
 Medical Action Industries Inc.                                       3             49(A)
 Ocular Sciences, Inc.                                                5            103(A)
 Rehabilicare Inc.                                                    2              6(A)
 Sola International Inc.                                              5             77(A)
 Utah Medical Products, Inc.                                          1             11(A)
                                                                              --------
                                                                                   312
                                                                              --------
 Health Care (Specialized Services) -- N.M.
 Curative Health Services, Inc.                                       5             46(A)
                                                                              --------

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Technology -- 4.5%
 Communications Equipment -- 0.5%
 Audiovox Corporation                                                17       $    157(A)
 Blonder Tongue Laboratories, Inc.                                    5             15(A)
 Brightpoint, Inc.                                                   48            150(A)
 Cobra Electronics Corporation                                        8             45(A)
 Cognitronics Corporation                                             4             17(A)
 LoJack Corporation                                                   6             29(A)
 Radyne ComStream Inc.                                               13             48(A)
 XETA Technologies Inc.                                              11             46(A)
                                                                              --------
                                                                                   507
                                                                              --------
 Computers (Peripherals) -- 0.3%
 Iomega Corporation                                                 208            253(A)
 Printronix, Inc.                                                     3             19(A)
 Rainbow Technologies, Inc.                                          22             77(A)
                                                                              --------
                                                                                   349
                                                                              --------
 Computers (Software/Services) -- 0.2%
 Answerthink Inc.                                                    13             61(A)
 Deltek Systems, Inc.                                                14             57(A)
 Group 1 Software, Inc.                                               8             82(A)
 IKOS Systems, Inc.                                                   2              8(A)
                                                                              --------
                                                                                   208
                                                                              --------
 Electronics (Component Distributors) -- 1.0%
 All American Semiconductor, Inc.                                     5             11(A)
 Jaco Electronics, Inc.                                               4             14(A)
 Nu Horizons Electronics Corp.                                       21            162(A)
 Pioneer-Standard Electronics, Inc.                                  41            370
 Richardson Electronics, Ltd.                                        13            108
 TESSCO Technologies Incorporated                                     3             36(A)
 WESCO International, Inc.                                           52            268(A)
                                                                              --------
                                                                                   969
                                                                              --------
 Electronics (Instrumentation) -- 0.3%
 Hurco Companies, Inc.                                                4             11(A)
 inTEST Corporation                                                   6             17(A)
 K-Tron International, Inc.                                           3             34(A)
 Mesa Laboratories, Inc.                                              2              8(A)
 Methode Electronics, Inc.                                           22            166
 MKS Instruments, Inc.                                                5             92(A)
                                                                              --------
                                                                                   328
                                                                              --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Technology -- Continued
 Electronics (Semiconductors) -- 0.6%
 Diodes Incorporated                                                 12       $     55(A)
 ESS Technology, Inc.                                                12            126(A)
 General Semiconductor, Inc.                                         32            308(A)
 Silicon Storage Technology, Inc.                                    20             93(A)
                                                                              --------
                                                                                   582
                                                                              --------
 Equipment (Semiconductor) -- 1.1%
 Asyst Technologies, Inc.                                            23            209(A)
 BTU International, Inc.                                              4             12(A)
 Electroglas, Inc.                                                    5             62(A)
 Kulicke and Soffa Industries, Inc.                                  15            165(A)
 Quipp, Inc.                                                          1             20(A)
 Rimage Corporation                                                   1              6(A)
 Semitool, Inc.                                                      18            176(A)
 Varian Semiconductor Equipment Associates, Inc.                     18            455(A)
                                                                              --------
                                                                                 1,105
                                                                              --------
 Services (Computer Systems) -- 0.5%
 CompuCom Systems, Inc.                                              57            149(A)
 GTSI Corp.                                                          11             77(A)
 Manchester Technologies, Inc.                                        7             15(A)
 Pomeroy Computer Resources, Inc.                                    16            196(A)
 Software Spectrum, Inc.                                              4             43(A)
                                                                              --------
                                                                                   480
                                                                              --------
Transportation -- 4.0%
 Air Freight -- 0.5%
 Air Methods Corporation                                              4             17(A)
 AirNet Systems, Inc.                                                 9             51(A)
 Ambassadors International, Inc.                                      6            105
 Atlas Air Worldwide Holdings, Inc.                                  26            260(A)
 Navigant International, Inc.                                         6             47(A)
                                                                              --------
                                                                                   480
                                                                              --------
 Airlines -- 0.4%
 AirTran Holdings, Inc.                                              13             55(A)
 Frontier Airlines, Inc.                                             37            304(A)
 Mesaba Holdings, Inc.                                                1              8(A)
                                                                              --------
                                                                                   367
                                                                              --------
 Railroads -- 0.4%
 Genesee & Wyoming Inc.                                               4             98(A)
 The Greenbrier Companies, Inc.                                      12             98

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Transportation -- Continued
 Railroads -- Continued
 Wabtec Corporation                                                  23       $    250
 Wisconsin Central Transportation Corporation                         1             10(A)
                                                                              --------
                                                                                   456
                                                                              --------
 Shipping -- 0.1%
 Todd Shipyards Corporation                                           8             61(A)
                                                                              --------
 Truckers -- 2.6%
 Arkansas Best Corporation                                           14            294(A)
 Arnold Industries, Inc.                                             19            385
 Old Dominion Freight Line, Inc.                                      5             62(A)
 P.A.M. Transportation Services, Inc.                                 6             56(A)
 Roadway Express, Inc.                                               18            438
 Transport Corporation of America, Inc.                               4             20(A)
 U.S. Xpress Enterprises, Inc.                                        5             26(A)
 USA Truck, Inc.                                                      3             21(A)
 USFreightways Corporation                                           25            767
 Yellow Corporation                                                  28            570(A)
                                                                              --------
                                                                                 2,639
                                                                              --------
Utilities -- 3.4%
 Electric Companies -- 3.3%
 Avista Corporation                                                  47            643
 Black Hills Corporation                                             30            925
 El Paso Electric Company                                            27            350(A)
 Maine Public Service Company                                         1             33
 NorthWestern Corporation                                            31            673
 Public Service Company of New Mexico                                 5            131
 Unisource Energy Corporation                                        43            605
                                                                              --------
                                                                                 3,360
                                                                              --------
 Natural Gas -- 0.1%
 Southwestern Energy Company                                          9            112
                                                                              --------
Total Common Stock and Equity Interests (Identified Cost -- $102,887)           95,612
--------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Repurchase Agreements -- 5.7%
Goldman, Sachs & Company
 3.35%, dated 9/28/01, to be repurchased at $2,865 on
 10/1/01 (Collateral: $3,906 Fannie Mae mortgage-backed
 securities, 8.5%, due 10/1/28, value $4,161)                  $  2,864       $  2,864

J.P. Morgan Chase & Co.
 3.3%, dated 9/28/01, to be repurchased at $2,865 on 10/1/01
 (Collateral: $2,690 Freddie Mac notes, 6.375%, due
 11/15/03, value $2,923)                                          2,864          2,864
                                                                              --------
Total Repurchase Agreements (Identified Cost -- $5,728)                          5,728
--------------------------------------------------------------------------------------
Total Investments -- 100.3% (Identified Cost -- $108,615)                      101,340
Other Assets Less Liabilities -- (0.3)%                                           (297)
                                                                              --------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
 11,141 Primary Class shares outstanding                       $109,946
    279 Institutional Class shares outstanding                    2,778
Accumulated net investment income/(loss)                           (289)
Accumulated net realized gain/(loss) on investments              (4,117)(B)
Unrealized appreciation/(depreciation) of investments            (7,275)
                                                               --------

NET ASSETS -- 100.0%                                                          $101,043
                                                                              ========
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                   $8.84
                                                                              ========
 INSTITUTIONAL CLASS                                                             $9.13
                                                                              ========
--------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Includes distributions in excess of tax basis net realized gain of $1,284.

N.M. -- Not meaningful.

See notes to financial statements.

Statements of Operations
Legg Mason Investors Trust, Inc.
(Amounts in Thousands) (Unaudited)

                                                              Six Months Ended 9/30/01
                                                  ------------------------------------------------
                                                  American Leading                   U.S. Small-
                                                     Companies         Balanced     Capitalization
                                                       Trust            Trust        Value Trust
--------------------------------------------------------------------------------------------------
Investment Income:
Dividends(A)                                          $  2,927         $   293          $   494
Interest                                                    66             690              108
                                                      --------         -------          -------
     Total investment income                             2,993             983              602
                                                      --------         -------          -------

Expenses:
Management fee                                           1,731             253              383
Distribution and service fees                            2,278             175              441
Audit and legal fees                                        38              30               22
Custodian fee                                               80              48               82
Directors' fees                                              8               4                4
Organization expense                                        --               4                5
Registration fees                                           96              11               17
Reports to shareholders                                     54              13               17
Transfer agent and shareholder servicing expense           141              26               33
Other expenses                                              19              27               44
                                                      --------         -------          -------
                                                         4,445             591            1,048
     Less fees waived                                       --             (46)            (157)
                                                      --------         -------          -------
     Total expenses, net of waivers                      4,445             545              891
                                                      --------         -------          -------
NET INVESTMENT INCOME/(LOSS)                            (1,452)            438             (289)
                                                      --------         -------          -------

Net Realized and Unrealized Gain/(Loss) on
 Investments:
Realized gain/(loss) on investments                     (2,550)          2,112             (315)

Change in unrealized appreciation/(depreciation)
 of investments                                        (58,947)         (5,478)          (5,783)
                                                      --------         -------          -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS                                           (61,497)         (3,366)          (6,098)
--------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS        $(62,949)        $(2,928)         $(6,387)
--------------------------------------------------------------------------------------------------

(A)Net of foreign taxes withheld of $43, $2 and $0, respectively.

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                         American Leading
                                          Companies Trust               Balanced Trust
                                    ---------------------------------------------------------
                                     Six Months        Year        Six Months        Year
                                       Ended          Ended          Ended          Ended
                                      9/30/01        3/31/01        9/30/01        3/31/01
---------------------------------------------------------------------------------------------
                                    (Unaudited)                   (Unaudited)
Change in Net Assets:
Net investment income/(loss)          $ (1,452)      $ (1,880)      $   438        $   505

Net realized gain/(loss) on
 investments                            (2,550)           (51)        2,112          4,261

Change in unrealized
 appreciation/(depreciation)
 of investments                        (58,947)        (1,814)       (5,478)        (5,952)
---------------------------------------------------------------------------------------------
Change in net assets resulting
 from operations                       (62,949)        (3,745)       (2,928)        (1,186)

Distributions to shareholders:
 From net investment income:
     Primary Class                          --             --          (160)          (343)
     Class A                               N/A            N/A           N/A            N/A
     Financial Intermediary Class          N/A            N/A          (227)            --
     Institutional Class                    --            N/A            (3)            --
 In excess of net investment
   income:
     Primary Class                          --             --            --             --
     Class A                               N/A            N/A           N/A            N/A
     Financial Intermediary Class          N/A            N/A            --             --
     Institutional Class                    --            N/A            --             --
 From net realized gain on
   investments:
     Primary Class                          --           (568)       (2,116)            --
     Class A                               N/A            N/A           N/A            N/A
     Financial Intermediary Class          N/A            N/A        (1,727)            --
     Institutional Class                    --            N/A           (19)            --
 In excess of net realized gain on
   investments:
     Primary Class                          --         (1,047)           --             --
     Class A                               N/A            N/A           N/A            N/A
     Financial Intermediary Class          N/A            N/A            --             --
     Institutional Class                    --            N/A            --             --

                                         American Leading
                                          Companies Trust               Balanced Trust
                                    ---------------------------------------------------------
                                     Six Months        Year        Six Months        Year
                                       Ended          Ended          Ended          Ended
                                      9/30/01        3/31/01        9/30/01        3/31/01
---------------------------------------------------------------------------------------------
                                    (Unaudited)                   (Unaudited)
Change in net assets from Fund
 share transactions:
     Primary Class                    $ (6,538)      $(20,196)      $ 1,569        $   266
     Class A                               N/A            N/A           N/A            N/A
     Financial Intermediary Class          N/A            N/A        (1,081)          (429)
     Institutional Class                  (376)           N/A            83             --

Fund share transactions in
 connection with fund acquisition:
     Primary Class                     307,797            N/A            --            367
     Class A                               N/A            N/A           N/A            N/A
     Financial Intermediary Class          N/A            N/A            --         31,247
     Institutional Class                10,470            N/A            --            324
---------------------------------------------------------------------------------------------
Change in net assets                   248,404        (25,556)       (6,609)        30,246

Net Assets:
Beginning of period                    272,150        297,706        67,272         37,026
---------------------------------------------------------------------------------------------
End of period                         $520,554       $272,150       $60,663        $67,272
---------------------------------------------------------------------------------------------
Undistributed net investment
 income/(loss)                        $ (1,452)      $     --       $   210        $   162
---------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

                                                               U.S. Small-Capitalization
                                                                      Value Trust
                                                              ---------------------------
                                                               Six Months        Year
                                                                 Ended          Ended
                                                                9/30/01        3/31/01
-----------------------------------------------------------------------------------------
                                                              (Unaudited)
Change in Net Assets:
Net investment income/(loss)                                    $   (289)      $  (113)

Net realized gain/(loss) on investments                             (315)       (2,518)

Change in unrealized appreciation/
 (depreciation) of investments                                    (5,783)       12,937
-----------------------------------------------------------------------------------------
Change in net assets resulting from operations                    (6,387)       10,306

Distributions to shareholders:
 From net investment income:
     Primary Class                                                    --            --
     Class A                                                         N/A           N/A
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                              --            --
 In excess of net investment income:
     Primary Class                                                    --            --
     Class A                                                         N/A           N/A
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                              --            --
 From net realized gain on investments:
     Primary Class                                                    --            --
     Class A                                                         N/A           N/A
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                              --            --
 In excess of net realized gain on investments:
     Primary Class                                                    --            --
     Class A                                                         N/A           N/A
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                              --            --

                                                               U.S. Small-Capitalization
                                                                      Value Trust
                                                              ---------------------------
                                                               Six Months        Year
                                                                 Ended          Ended
                                                                9/30/01        3/31/01
-----------------------------------------------------------------------------------------
                                                              (Unaudited)
Change in net assets from Fund
 share transactions:
     Primary Class                                              $ 36,002       $ 1,312
     Class A                                                         N/A           N/A
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                           2,088           645

Fund share transactions in connection with fund acquisition:
     Primary Class                                                   N/A           N/A
     Class A                                                         N/A           N/A
     Financial Intermediary Class                                    N/A           N/A
     Institutional Class                                             N/A           N/A
-----------------------------------------------------------------------------------------
Change in net assets                                              31,703        12,263

Net Assets:
Beginning of period                                               69,340        57,077
-----------------------------------------------------------------------------------------
End of period                                                   $101,043       $69,340
-----------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                      $   (289)      $    --
-----------------------------------------------------------------------------------------

N/A -- Not applicable

See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.

  Contained below is per share operating performance data for an Institutional Class share and, with respect to Balanced Trust, for a Financial Intermediary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                        Investment Operations
                                                           ------------------------------------------------
                                               Net Asset      Net           Net Realized           Total
                                                Value,     Investment      and Unrealized           From
                                               Beginning    Income/        Gain/(Loss) on        Investment
                                               of Period     (Loss)          Investments         Operations
-----------------------------------------------------------------------------------------------------------
American Leading Companies Trust
 -- Institutional Class
   Period Ended Sept. 30,
     2001(A,B)                                  $19.08     $     .03           $(2.38)             $ 2.35
   Years Ended Mar. 31,
     1999(E)                                     17.95           .08(F)            .23                .31
     1998                                        14.71           .10(F)           4.99               5.09
     1997(G)                                     13.30           .07(F)           1.94               2.01
Balanced Trust
 -- Institutional Class
   Six Months Ended
     Sept. 30, 2001(B)                          $11.64     $     .09(H)         $ (.54)            $ (.45)
   Period Ended Mar. 31,
     2001(I)                                     11.58          N.M.(H)            .06                .06
 -- Financial Intermediary Class
   Six Months Ended
     Sept. 30, 2001(B)                          $11.64     $     .09(J)         $ (.55)            $ (.46)
   Period Ended Mar. 31,
     2001(I)                                     11.58          N.M.(J)            .06                .06
U.S. Small-Capitalization Value Trust
 -- Institutional Class
   Six Months Ended
     Sept. 30, 2001(B)                          $ 9.30     $    N.M.(K)         $ (.17)            $ (.17)
   Years Ended Mar. 31,
     2001                                         7.59           .02(K)           1.69               1.71
     2000                                         7.88           .07(K)           (.05)               .02
     1999(L)                                      9.92           .05(K)          (2.09)             (2.04)
-----------------------------------------------------------------------------------------------------------

(A)For the period June 14, 2001 (commencement of operations) to September 30, 2001 (see Note 5).

(B)Unaudited.

(C)Not annualized.

(D)Annualized.

(E)American Leading Companies Institutional Class (formerly known as Navigator Class) shares were redeemed on December 3, 1998, and information is for the period then ended.

(F)Net of fees waived pursuant to a voluntary expense limitation of 0.95% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the period October 4, 1996 to March 31, 1997, 0.97%; for the year ended March 31, 1998, 0.98%; and for the period ended December 3, 1998, 0.95%.

(G)For the period October 4, 1996 (commencement of operations) to March 31,
   1997.

See notes to financial statements.

                           Distributions                                            Ratios/Supplemental Data
    ------------------------------------------------------------            ------------------------------------------
                                      In Excess                     Net
                       From Net        of Net                      Asset                                  Investment
      From Net         Realized       Realized                     Value,                  Expenses     Income/ (Loss)
     Investment     Gain/(Loss) on     Gain on         Total       End of   Total         to Average      to Average
    Income/(Loss)    Investments     Investments   Distributions   Period   Return        Net Assets      Net Assets
----------------------------------------------------------------------------------------------------------------------
        $  --           $   --         $   --         $   --       $16.73   (12.32)%(C)     .46%(D)         .90%(D)
           --             (.46)            --           (.46)       17.80     1.84%(C)      .94%(D,F)       .65%(D,F)
           --            (1.85)            --          (1.85)       17.95    36.68%         .93%(F)         .74%(F)
         (.12)            (.48)            --           (.60)       14.71    15.16%(C)      .86%(D,F)       .98%(D,F)
        $(.09)          $ (.69)        $   --         $ (.78)      $10.41    (4.42)%(C)    1.10%(D,H)      1.82%(D,H)
           --               --             --             --        11.64      .52%(C)     1.10%(D,H)       .52%(D,H)
        $(.09)          $ (.69)            --         $ (.78)      $10.40    (4.57)%(C)    1.35%(D,J)      1.57%(D,J)
           --               --             --             --        11.64      .52%(C)     1.35%(D,J)       .27%(D,J)
        $  --           $   --         $   --         $   --       $ 9.13    (1.83)%(C)    1.00%(D,K)       .37%(D,K)
           --               --             --             --         9.30    22.53%        1.00%(K)         .82%(K)
           --             (.16)          (.15)          (.31)        7.59     (.15)%       1.00%(K)         .44%(K)
           --               --             --             --         7.88   (20.56)%(C)     .90%(D,K)       .71%(D,K)
----------------------------------------------------------------------------------------------------------------------

      Ratios/Supplemental Data
     --------------------------

                  Net Assets,
     Portfolio       End of
     Turnover        Period
       Rate      (in thousands)
---  --------------------------
        21.9%(D)    $ 8,863
        47.6%(D)         --
        51.4%            82
        55.7%(D)         55
        53.6%(D)    $   368
        58.4%(D)        325
        53.6%(D)    $26,734
        58.4%(D)     30,976
        23.6%(D)    $ 2,553
        60.7%           711
        66.2%            31
        29.5%(D)         40
----------------------------------------------

(H)Net of fees waived pursuant to a voluntary expense limitation of 1.10% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets for the six months ended September 30, 2001, would have been 1.20%; and for the period March 16, 2001 to March 31, 2001, 1.16%.

(I)For the period March 16, 2001 (commencement of operations) to March 31, 2001.

(J)Net of fees waived pursuant to a voluntary expense limitation of 1.35% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets for the six months ended September 30, 2001, would have been 1.46%; and for the period March 16, 2001 to March 31, 2001, 1.45%.

(K)Net of fees waived pursuant to a voluntary expense limitation of 1.00% of average daily net assets. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 2001,1.30%; for the years ended March 31, 2001 and 2000, 1.43% and 1.36%, respectively; and for the period June 19, 1998 to March 31, 1999, 1.28%.

(L)For the period June 19, 1998 (commencement of operations) to March 31, 1999.

N.M. -- Not meaningful.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.

(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of American Leading Companies Trust ("American Leading Companies"), Balanced Trust ("Balanced Trust"), U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") and Financial Services Fund ("Financial Services") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  Each Fund offers Primary Class and Institutional Class shares. American Leading Companies and Balanced Trust offer an additional class of shares:
Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not active. Financial Services Fund also offers an additional class of shares: Class A. The Institutional Class of Financial Services Fund is not currently active. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of those classes. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class, Class A and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Security Valuation

  Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

  Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

Foreign Currency Translation

  Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

--------------------------------------------------------------------------------

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are determined at the class level. Dividends from net investment income, if available, will be paid annually for American Leading Companies and U.S. Small-Cap, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December, if necessary. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds adopted the Guide on April 1, 2001. The revised Guide requires the Funds to amortize premium and discount on all fixed income securities. There was no impact on the Funds as a result of adopting this accounting principle.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 2001, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                            Receivable for        Payable for
                            Securities Sold   Securities Purchased
------------------------------------------------------------------
American Leading Companies      $3,517               $1,606
Balanced Trust                      --                   --
U.S. Small-Cap                      35                  632

Deferred Organizational Expenses

  Deferred organizational expenses of $86 for Balanced Trust and $43 for U.S. Small-Cap are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.

Federal Income Taxes

  No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

Use of Estimates

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

  For the six months ended September 30, 2001, investment transactions (excluding short-term investments) were as follows:

                                       Purchases   Proceeds From Sales
----------------------------------------------------------------------
American Leading Companies             $286,550          $49,255
Balanced Trust                           17,679           21,535
U.S. Small-Cap                           44,730            9,817

  At September 30, 2001, cost, gross unrealized appreciation and gross unrealized depreciation for federal income tax purposes for each Fund were as follows:

                                                                     Net Appreciation/
                              Cost     Appreciation   Depreciation    (Depreciation)
--------------------------------------------------------------------------------------
American Leading Companies  $446,636     $130,397       $(59,583)         $70,814
Balanced Trust                59,293        5,177         (4,136)           1,041
U.S. Small-Cap               108,615        9,186        (16,461)          (7,275)

  At September 30, 2001, American Leading Companies, Balanced Trust and U.S. Small-Cap had capital loss carryforwards for federal income tax purposes of $437, $47, and $3,486 (all expiring in 2009), respectively.

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

  American Leading Companies has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund's average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA")

--------------------------------------------------------------------------------

served as investment manager to American Leading Companies, under compensation arrangements substantially similar to those with the current adviser.

  Balanced Trust and U.S. Small-Cap have management agreements with LMFA. Pursuant to their respective agreements, LMFA provides these Funds with management and administrative services for which these Funds pay a fee, computed daily and payable monthly, at an annual rate of each Fund's average daily net assets.

  LMFM and LMFA have voluntarily agreed to waive their fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund's average daily net assets. The following chart summarizes the management fees and expense limitations for each of the Funds:

                                                                           Six Months
                                                                              Ended            At
                                                                          September 30,   September 30,
                                                                              2001            2001
                                                                          -------------   -------------
                                                             Expense       Management      Management
                               Management    Expense       Limitation         Fees            Fees
            Fund                  Fee       Limitation   Expiration Date     Waived          Payable
-------------------------------------------------------------------------------------------------------
American Leading Companies
 Primary Class                   0.75%        1.95%       Indefinitely        $ --            $323
 Institutional Class             0.75%        0.95%       Indefinitely          --               6
Balanced Trust
 Primary Class                   0.75%        1.85%      August 1, 2002         18              12
 Institutional Class             0.75%        1.10%      August 1, 2002       N.M.            N.M.
 Financial Intermediary Class    0.75%        1.35%      August 1, 2002         15              10
U.S. Small-Cap
 Primary Class                   0.85%        2.00%      August 1, 2002        133              54
 Institutional Class             0.85%        1.00%      August 1, 2002          2               1
---------------
N.M. -- Not meaningful.

  Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA.

  Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary

--------------------------------------------------------------------------------

Class's (and with respect to Balanced Trust, Financial Intermediary's) average daily net assets, computed daily and payable monthly as follows:

                                                                 Six Months
                                                                   Ended                At
                                                               September 30,      September 30,
                                                                    2001               2001
                                                              ----------------   ----------------
                                                              Distribution and   Distribution and
                                     Distribution   Service       Service            Service
                Fund                     Fee          Fee       Fees Waived        Fees Payable
-------------------------------------------------------------------------------------------------
American Leading Companies               0.75%       0.25%          $ --               $431
Balanced Trust
  Primary Class                          0.50%       0.25%            11                 19
  Financial Intermediary Class             N/A       0.25%             2                  5
U.S. Small-Cap                           0.75%       0.25%            22                 80

  No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the six months ended September 30, 2001.

  LMFA serves as administrator to American Leading Companies under an administrative services agreement with LMFM. For LMFA's services to American Leading Companies, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the six months ended September 30, 2001, LMFA received $115.

  Legg Mason has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended September 30, 2001: American Leading Companies, $46; Balanced Trust, $7; and U.S. Small-Cap, $11.

  LMFA, LMFM, Legg Mason, Bartlett and Brandywine are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Acquisition of Total Return Trust:

  On June 14, 2001, American Leading Companies acquired substantially all of the assets of Total Return Trust pursuant to the Agreement and Plan of Reorganization dated April 6, 2001, which was approved on May 17, 2001, by Total Return Trust shareholders who voted 9,418 shares for and 135 shares against, with 244 shares abstaining from the proposal. The acquisition was accomplished by a tax-free exchange of 16,130 Primary Class shares (having a value of $307,797) and 549 Institutional Class shares (having a value of $10,470) for the 16,422 Primary Class and 556 Institutional Class shares, respectively, of Total Return Trust outstanding at the merger date. Total Return Trust's net assets at that date, which included $1,952 of accumulated net realized loss and $66,850 of net unrealized gain, were combined with those of American Leading Companies, resulting in aggregate net assets of $601,778.

--------------------------------------------------------------------------------

6. Acquisition of Bartlett Basic Value Fund:

  On March 16, 2001, Balanced Trust acquired substantially all of the assets of the Bartlett Basic Value Fund pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, which was approved on March 9, 2001, by Bartlett Basic Value shareholders who voted 1,890 shares for and 89 shares against, with 24 votes abstaining from the proposal. The acquisition was accomplished by a tax-free exchange of 32 Primary Class shares (having a value of $367), 28 Institutional Class shares (having a value of $324), and 2,698 Financial Intermediary Class shares (having a value of $31,247), for the 39 Primary Class, 33 Institutional Class and 3,212 Class A shares, respectively, of the Bartlett Basic Value Fund outstanding at the merger date. The Bartlett Basic Value Fund's net assets at that date, which included $222 of accumulated net realized loss and $8,797 of net unrealized gain, were combined with those of Balanced Trust, resulting in aggregate net assets of $67,353.

7. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended September 30, 2001, the Funds had no borrowings under the Credit Agreement.

8. Fund Share Transactions:

  At September 30, 2001, there were 250,000, 375,000, and 50,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies, Balanced Trust, and U.S. Small-Cap, respectively. At September 30, 2001, there were 125,000 shares authorized at $.001 par value for the Financial Intermediary Class of Balanced Trust. At September 30, 2001, there were 250,000, 125,000, and 50,000 shares authorized at $.001 par value for the Institutional Classes of American

--------------------------------------------------------------------------------

Leading Companies, Balanced Trust and U.S. Small-Cap, respectively. Share transactions are detailed below:

                                                                 Reinvestment
                                                Sold           of Distributions
                                         -------------------   -----------------
                                          Shares     Amount    Shares    Amount
--------------------------------------------------------------------------------
American Leading Companies
--  Primary Class
    Six Months Ended September 30, 2001   17,537(A) $333,830(B)    --    $   --
    Year Ended March 31, 2001              2,343      44,189      84      1,583
--  Institutional Class
    Period Ended September 30, 2001(C)       570(D) $ 10,865(E)    --    $   --

Balanced Trust
--  Primary Class
    Six Months Ended September 30, 2001      237    $  2,709     195     $2,230
    Year Ended March 31, 2001                694(F)    8,384(G)    27       332
--  Institutional Class
    Six Months Ended September 30, 2001        5    $     62       2     $   21
    Period Ended March 31, 2001(H)            28(I)      324(J)    --        --
--  Financial Intermediary Class
    Six Months Ended September 30, 2001      216    $  2,492     165     $1,895
    Period Ended March 31, 2001(H)         2,700(K)   31,253(L)    --        --

U.S. Small-Cap
--  Primary Class
    Six Months Ended September 30, 2001    4,272    $ 42,742      --     $   --
    Year Ended March 31, 2001              2,419      20,745      --         --
--  Institutional Class
    Six Months Ended September 30, 2001      293    $  3,009      --     $   --
    Year Ended March 31, 2001                163       1,505      --         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Repurchased          Net Change
                                         -------------------   -----------------
                                          Shares     Amount    Shares    Amount
--------------------------------------------------------------------------------
American Leading Companies
--  Primary Class
    Six Months Ended September 30, 2001   (1,748)   $(32,571)  15,789   $301,259
    Year Ended March 31, 2001             (3,467)    (65,968)  (1,040)   (20,196)
--  Institutional Class
    Period Ended September 30, 2001(C)       (40)   $   (771)     530   $ 10,094

Balanced Trust
--  Primary Class
    Six Months Ended September 30, 2001     (297)   $ (3,370)     135   $  1,569
    Year Ended March 31, 2001               (666)     (8,083)      55        633
--  Institutional Class
    Six Months Ended September 30, 2001       --    $     --        7   $     83
    Period Ended March 31, 2001(H)            --          --       28        324
--  Financial Intermediary Class
    Six Months Ended September 30, 2001     (471)   $ (5,468)     (90)  $ (1,081)
    Period Ended March 31, 2001(H)           (38)       (435)   2,662     30,818

U.S. Small-Cap
--  Primary Class
    Six Months Ended September 30, 2001     (718)   $ (6,740)   3,554   $ 36,002
    Year Ended March 31, 2001             (2,489)    (19,433)     (70)     1,312
--  Institutional Class
    Six Months Ended September 30, 2001      (90)   $   (921)     203   $  2,088
    Year Ended March 31, 2001                (91)       (860)      72        645
--------------------------------------------------------------------------------

(A)Includes 16,130 shares issued in connection with fund acquisition (see Note
   5).

(B)Includes $307,797 from fund acquisition (see Note 5).

(C)For the period from June 14, 2001 (commencement of operations) to September 30, 2001.

(D)Includes 549 shares issued in connection with fund acquisition (see Note 5).

(E)Includes $10,470 from fund acquisition (see Note 5).

(F)Includes 32 shares issued in connection with fund acquisition (see Note 6).

(G)Includes $367 from fund acquisition (see Note 6).

(H)For the period from March 16, 2001 (commencement of operations) to March 31, 2001.

(I)Includes 28 shares issued in connection with fund acquisition (see Note 6).

(J)Includes $324 from fund acquisition (see Note 6).

(K)Includes 2,698 shares issued in connection with fund acquisition (see Note
   6).

(L)Includes $31,247 from fund acquisition (see Note 6).

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

                      Investment Manager
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust, U.S. Small-Cap Value Trust,
                       and Financial Services Fund:
                         Legg Mason Fund Adviser, Inc.
                         Baltimore, MD

                      Investment Advisers
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust:
                         Bartlett & Co.
                         Cincinnati, OH

                      For U.S. Small-Cap Value Trust:
                         Brandywine Asset Management, Inc.
                         Wilmington, DE

                      Board of Directors
                      John F. Curley, Jr., Chairman
                      Edward A. Taber, III, President
                      Nelson A. Diaz
                      Richard G. Gilmore
                      Arnold L. Lehman
                      Dr. Jill E. McGovern
                      G. Peter O'Brien
                      T. A. Rodgers

                      Transfer and Shareholder Servicing Agent
                      Boston Financial Data Services
                      Boston, MA

                      Custodian
                      State Street Bank & Trust Company
                      Boston, MA

                      Counsel
                      Kirkpatrick & Lockhart LLP
                      Washington, DC

                      Independent Auditors
                      Ernst & Young LLP
                      Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED

                   ------------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

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